U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/ / Pre-Effective Amendment No.

/ / Post-Effective Amendment No.

(Check appropriate box or boxes)

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

(260) 455-2000

(Area Code and Telephone Number)

1300 South Clinton Street, Fort Wayne, IN 46802

Address of Principal Executive Offices: (Number, Street, City, State, Zip Code)

Jayson Bronchetti, 1300 South Clinton Street, P.O. Box 1110, Fort Wayne, IN 46801

Name and Address of Agent for Service: (Number, Street, City, State, Zip Code)

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered:

Standard Class and Service Class shares of beneficial interest, no par value, of LVIP Blended Mid Cap Managed Volatility Fund, one series of the Registrant. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940.

It is proposed that this filing will become effective on June 19, 2016,

pursuant to Rule 488 under the Securities Act of 1933.

This Registration Statement includes the following:

1.	Facing Page

2.	Contents Page

3.	Part A – Proxy Statement/Prospectus

4.	Part B - Statement of Additional Information

5.	Part C - Other Information

6.	Signatures

7.	Exhibits

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

[DATE]

Dear Contract Owners and Shareholders:

Enclosed is a notice and combined Proxy Statement and Prospectus relating to a Joint Special Meeting of Shareholders of each of the following Funds:

-	LVIP VIP Mid Cap Managed Volatility Portfolio
-	LVIP BlackRock U.S. Opportunities Managed Volatility Fund

(each, an “Acquired Fund” and together, the “Acquired Funds”).

Each Acquired Fund is a series of Lincoln Variable Insurance Products Trust (the “Trust”). The Special Meeting of Shareholders (the “Meeting”) of the Acquired Funds is scheduled to be held at the Trust’s offices, 1300 South Clinton Street, Fort Wayne, Indiana 46802, on September 7, 2016 at 11:00 a.m., Eastern Time. At the Meeting, the shareholders of the Acquired Funds who are entitled to vote at the Meeting will be asked to approve the proposals described below.

The Trust’s Board of Trustees (the “Board”) has called the Meeting to request shareholder approval of the reorganization of each Acquired Fund into the LVIP Blended Mid Cap Managed Volatility Fund (the “Acquiring Fund”), a series of the Trust (each, a “Reorganization”). Each Fund is managed by Lincoln Investment Advisors Corporation.

As an owner of a variable life insurance policy and/or a variable annuity contract or certificate that participates in an Acquired Fund through the investment divisions of a separate account or accounts established by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”), you are entitled to instruct Lincoln Life and Lincoln New York, as applicable, how to vote the Acquired Fund shares related to your interest in those accounts as of the close of business on May 4, 2016. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners.”) The attached Notice of Special Meeting of Shareholders and combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting. You should read the combined Proxy Statement and Prospectus prior to completing your voting instruction card.

The Board has approved the proposals and recommends that you vote “FOR” the proposal relating to the Acquired Fund in which you own shares. Although the Board has determined that a vote “FOR” the proposal is in your best interest, the final decision belongs to the Contract Owners.

In each case, if the Reorganization involving an Acquired Fund is approved and implemented, each Contract Owner that invests indirectly in the Acquired Fund will automatically become a Contract Owner that invests indirectly in the Acquiring Fund.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to provide voting instructions, please see the Contract Owners Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Jayson Bronchetti

President

Lincoln Variable Insurance Products Trust

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

LVIP VIP Mid Cap Managed Volatility Portfolio

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

TO BE HELD ON SEPTEMBER 7, 2016

To the Contract Owners and Shareholders:

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of the following Funds, each of which is a series of Lincoln Variable Insurance Products Trust (the “Trust”), will be held on September 7, 2016 at 11:00 a.m., Eastern time, at the offices of the Trust, located at 1300 South Clinton Street, Fort Wayne, Indiana 46802:

-	LVIP VIP Mid Cap Managed Volatility Portfolio
-	LVIP BlackRock U.S. Opportunities Managed Volatility Fund

(each, an “Acquired Fund” and together, the “Acquired Funds”).

The Meeting will be held to act on the following proposals:

1. To approve the Plan of Reorganization with respect to the reorganization of the LVIP VIP Mid Cap Managed Volatility Portfolio into the LVIP Blended Mid Cap Managed Volatility Fund (the “Acquiring Fund”), also a series of the Trust.

2. To approve the Plan of Reorganization with respect to the reorganization of the LVIP BlackRock U.S. Opportunities Managed Volatility Fund into the Acquiring Fund.

3. To transact other business that may properly come before the Meeting or any adjournments thereof.

The Board unanimously recommends that you vote in favor of relevant proposal(s).

Only shareholders of record who owned shares of an Acquired Fund at the close of business on May 4, 2016 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof. If you are a shareholder of record of an Acquired Fund on the Record Date, you have the right, and are being asked, to direct the persons listed on the enclosed voting instruction card as to how your shares should be voted.

Shares of the Funds are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners.”) Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as applicable, as the record owners of shares of the Acquired Funds that are owned in the Accounts, how to vote the shares of the Funds that are attributable to those Accounts at the Meeting.

To assist you, a voting instruction card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is included with this Notice. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Trust.

We realize that you may not be able to attend the Meeting. However, we do need your voting instructions. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return each voting instruction card included with this Proxy Statement in the enclosed postage-paid envelope or provide your voting instructions by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. If you decide to attend the Meeting, you may revoke your prior voting instructions and provide voting instructions or your vote in person. The number of shares of each Fund attributable to you will be voted in accordance with your voting instruction card.

If you have any questions about the Meeting, please feel free to call (800) 4LINCOLN (454-6265).

By Order of the Board of Trustees of the Trust,

/s/  Jill R. Whitelaw

Jill R. Whitelaw

Secretary

[DATE]

Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on September 7, 2016: this Notice of Special Meeting of Shareholders, Proxy Statement and the form of voting instruction card are available on the Internet at [                ].

PROXY STATEMENT

for

LVIP VIP Mid Cap Managed Volatility Portfolio

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

(each, a series of Lincoln Variable Insurance Products Trust)

PROSPECTUS

for

LVIP Blended Mid Cap Managed Volatility Fund

(a series of Lincoln Variable Insurance Products Trust)

Dated [            ]

1300 South Clinton Street

Fort Wayne, Indiana 46802

This combined Prospectus and Proxy Statement (“Proxy Statement/Prospectus”) is being furnished to you in connection with the solicitation of voting instructions relating to the Lincoln Variable Insurance Products Trust (the “Trust”), by the Trust’s Board of Trustees (the “Board”), for a special meeting of shareholders (the “Meeting”) of the Acquired Funds (as defined below), to be held at the offices of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802, at 11:00 a.m. Eastern Time on September 7, 2016.

The Board is soliciting voting instructions/proxies from its shareholders with respect to the following proposals:

1.	To approve the Plan of Reorganization with respect to the reorganization of the LVIP VIP Mid Cap Managed Volatility Portfolio into the LVIP Blended Mid Cap Managed Volatility Fund (the “Acquiring Fund”), also a series of the Trust.

2.	To approve the Plan of Reorganization with respect to the reorganization of the LVIP BlackRock U.S. Opportunities Managed Volatility Fund into the Acquiring Fund.

3.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Each of LVIP VIP Mid Cap Managed Volatility Portfolio and LVIP BlackRock U.S. Opportunities Managed Volatility Fund is called an “Acquired Fund,” and, together, they are called the “Acquired Funds.” The reorganizations described in Proposals 1 and 2 are referred to herein as the “Reorganizations,” and each is a “Reorganization.”

Only shareholders of record who owned shares of a Fund at the close of business on May 4, 2016 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Shares of the Funds are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the

“Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”). Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as applicable, as the record owners of shares of the Acquired Funds that are owned in the Accounts, how to vote the shares that are attributable to those Accounts at the Meeting.

If you are a shareholder of record of a Fund on the Record Date, you have the right, and are being asked, to direct the persons listed on the enclosed voting instruction card as to how your shares in a Fund should be voted.

The date of the first mailing of the voting instruction card and this Proxy Statement/Prospectus to shareholders and to the corresponding Contract Owners will be on or about [June 20, 2016]. If you have any questions about the Meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

It is important for you to provide voting instructions or vote on the proposals described in this Proxy Statement/Prospectus. We recommend that you carefully read this Proxy Statement/Prospectus in its entirety as the explanations will help you to decide how to vote on the proposals. This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information that you should know about the Acquired Funds, the Acquiring Fund and the Plan of Reorganization.

This Proxy Statement/Prospectus and a voting instruction card also will be available at [                ]. It is expected that one or more representatives of Lincoln Life and Lincoln New York will attend the Meeting in person or by proxy and will vote shares held by Lincoln Life and Lincoln New York in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of the Trust with respect to the Acquired Funds, dated May 1, 2016 (File Nos. 333-70742 and 811-08090);

2.	The Prospectus and Statement of Additional Information of the Trust with respect to the Acquiring Fund, dated May 1, 2016, (File Nos. 333-70742 and 811-08090); and

3.	The Statement of Additional Information dated [ ], relating to the Reorganizations (File No. 333-[ ]).

For a free copy of any of these documents, please call 1-800-4LINCOLN (454-6265) or write to the Trust at the address above.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934. Accordingly, it must file certain reports and other information with the SEC. You can copy and review information about the Trust, including proxy materials and proxy and information statements, at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY	1
THE PROPOSED REORGANIZATIONS	4
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	27
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	38
SHAREHOLDER AND VOTING INFORMATION	51
Appendix A: Form of Plan of Reorganization	A-1
Appendix B: Security Ownership of Certain Beneficial Owners	B-1

SUMMARY

We recommend that you read the enclosed Proxy Statement/Prospectus. In addition to the detailed information in the Proxy Statement/Prospectus, the following questions and answers provide an overview of key information about the Reorganizations.

Q.	Why are we sending you the Proxy Statement/Prospectus?

A.	On March 8, 2016, the Board approved the Reorganization of each Acquired Fund into the Acquiring Fund. You are receiving the enclosed Proxy Statement/Prospectus in connection with a special shareholder meeting of each Acquired Fund. At the special meeting, shareholders of each Acquired Fund will be asked to vote on the approval of a Plan of Reorganization providing for the Reorganization of their Acquired Fund into the Acquiring Fund.

Q.	Why has the Board approved each Acquired Fund’s Reorganization proposal?

A.	The Board of Trustees approved the Reorganizations because the Acquired Funds do not have significant assets and are believed to have limited prospects for future growth and corresponding limited ability to achieve economies of scale. Each Reorganization will result in a larger combined fund that should have better prospects for attracting additional assets and efficient management through economies of scale.

Q.	What will happen to the existing shares?

A.	Immediately after the Reorganizations, you will indirectly own shares of the Acquiring Fund that are equal in total value, as of the closing date of the Reorganizations, to the shares of the Acquired Fund held as of such time. Therefore, your investment will not lose any value as a result of the Reorganizations.

Q.	How do the fees and expenses compare?

A.	The total expense ratio of the Acquiring Fund is lower than the total expense ratio of each Acquired Fund. As a result, following the Reorganizations, former investors in each Acquired Fund will experience an immediate reduction in costs. In addition, Lincoln Investment Advisors Corporation (“LIAC”), the investment adviser to each Fund, has contractually agreed to cap the Acquiring Fund’s expense ratio at its current level for two years following the Reorganizations.

The section entitled “The Proposed Reorganizations—Comparative Fee and Expense Tables” of the Proxy Statement/Prospectus compares the fees and expenses of the Funds in detail.

Q.	How do the Funds’ investment goals and principal investment strategies compare?

A.	The Funds have similar investment objectives and principal investment strategies. Each Fund’s investment objective focuses on capital appreciation, and each Fund invests primarily in mid-cap equity securities. However, there are some differences between the principal investment strategies of the Acquiring Fund and the principal investment strategies of each Acquired Fund.

Q.	Will I be able to purchase, redeem, and exchange shares and receive distributions the same way?

A.	The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures.

Q.	Will I have to pay federal income taxes as a result of my Acquired Fund’s Reorganization?

A.	Shares of the Funds are offered only through variable annuity and variable life products. Because these products allow tax-free treatment for transactions within such products, you are not expected to recognize any gain or loss for federal income tax purposes on the exchange of shares of an Acquired Fund for shares of the Acquiring Fund.

Q.	Who will manage the Acquiring Fund after the Reorganizations?

A.	LIAC serves as the investment adviser to the Acquiring Fund and each Acquired Fund. Ivy Investment Management Company (“Ivy”), T. Rowe Price Associates (“T. Rowe Price”), and SSGA Funds Management, Inc. (“SSGA FM”) serve as the sub-advisers to the Acquiring Fund. SSGA FM manages the Fund’s risk management overlay strategy, while each of Ivy and T. Rowe Price manages a portion of the Acquiring Fund’s non-overlay assets, investing them primarily in common stocks of mid-capitalization companies that are high quality and/or offer above-average growth potential. In general, LIAC intends to allocate approximately half of the Fund’s non-overlay assets to Ivy and half to T. Rowe Price, although allocations are subject to change at any time in LIAC’s discretion.

Q.	Who will pay the costs of the Reorganizations?

A.	Except for brokerage and portfolio transition costs, if any, incurred in connection with the Reorganizations, LIAC, the Acquiring Fund, and the applicable Acquired Fund will each pay one third of the expenses of the applicable Reorganization. However, for the LVIP VIP Mid Cap Managed Volatility Portfolio Reorganization, each merging Fund’s non-brokerage costs will be limited to $30,333; and for the LVIP BlackRock U.S. Opportunities Managed Volatility Fund Reorganization, each merging Fund’s non-brokerage costs will be limited to $29,000. Non-brokerage costs include costs such as mailings, proxy solicitations, legal costs, and auditor costs. Brokerage and portfolio transition costs, which will be borne by the Acquired Funds, are expected to be $0 in connection with the LVIP VIP Mid Cap Managed Volatility Portfolio Reorganization (because this Fund is a fund of funds) and approximately $20,000 in connection with the LVIP BlackRock U.S. Opportunities Managed Volatility Fund Reorganization.

Q.	What will happen if shareholders of an Acquired Fund do not approve their Fund’s Reorganization or the transaction is otherwise not completed?

A.	If an Acquired Fund’s Reorganization is not completed for any reason, the Board will consider other possible courses of action for that Acquired Fund, including continuing to operate the Acquired Fund as a stand-alone fund, merging the Acquired Fund into another Lincoln fund or liquidating the Acquired Fund.

The Reorganization of each Acquired Fund into the Acquiring Fund is not contingent upon the other Acquired Fund’s Reorganization. If shareholders of one Acquired Fund approve their Fund’s Reorganization proposal but shareholders of the other Acquired Fund do not approve their Fund’s Reorganization proposal, the Acquired Fund whose shareholders approved the Reorganization proposal will be reorganized into the Acquiring Fund and the other Acquired Fund’s Reorganization will not be completed.

Q.	When will the Reorganizations occur?

A.	The Reorganizations are expected to be completed on or about [ ], 2016.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote in favor of the relevant proposal(s).

THE PROPOSED REORGANIZATIONS

PROPOSAL 1

Proposal 1: To approve the Plan of Reorganization with respect to the Reorganization of the LVIP VIP Mid Cap Managed Volatility Portfolio into the Acquiring Fund.

Proposal 1 requests your approval of the Plan of Reorganization pursuant to which the LVIP VIP Mid Cap Managed Volatility Portfolio (for purposes of this Proposal 1, the “Acquired Fund”) will be reorganized into the Acquiring Fund. In considering whether you should approve the Proposal, please note that:

-	The Funds have identical investment objectives. Each seeks capital appreciation.
-	The Funds have similar investment policies. Each Fund seeks under normal market conditions to invest at least 80% of its assets in portfolios with exposure to mid-capitalization companies and to control portfolio volatility by employing an actively managed risk overlay. The Acquired Fund pursues its objective by primarily investing in Fidelity® VIP Mid Cap Portfolio (another mutual fund) while the Acquiring Fund engages two sub-advisers (Ivy Investment Management Company and T. Rowe Price Associates, Inc.) to manage its equity positions. The Acquiring Fund may invest up to 10% of its assets in securities issued by non-U.S. companies, including those in emerging markets. For each Fund, LIAC has engaged SSGA Funds Management, Inc. (“SSGA FM”) to manage the overlay with its proprietary volatility forecasting model by selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to seek to reduce the impact of significant market downturns during periods of high volatility. For a detailed comparison, which includes each Fund’s definition of “mid-capitalization companies,” see “Comparison of Investment Objectives, Policies and Strategies” below.
-	Each Fund’s principal risks include market risk, growth stocks risk, medium-cap companies risk, small-cap companies risk, foreign investments risk, risk management strategy risk, leverage risk, futures risk, and hedging risk. The Acquiring Fund’s principal risks additionally include emerging markets risk, foreign currency risk, currency management strategy risk, liquidity risk, portfolio turnover risk, and derivatives risk, while the Acquired Fund’s additional risks include value stocks risk and, because it pursues its objective primarily by investing in a single underlying fund, non-diversification risk. For a detailed comparison of the Funds’ risks, see “Comparison of Principal Risk Factors” below. For an explanation of the particular risks, see “Additional Information About the Reorganizations — Descriptions of Risk Factors” below.
-	LIAC serves as the investment adviser for each Fund, and LIAC will continue to manage the Acquiring Fund after the Reorganizations. Lincoln Life acts as fund administrator for each Fund, and Lincoln Life will continue to administer the Acquiring Fund after the Reorganizations. For a detailed description of LIAC and Lincoln Life, please see “Additional Information about the Acquiring Fund — The Adviser” below.
-	As of December 31, 2015, the Acquired Fund’s net assets were approximately $72.8 million, and the Acquiring Fund’s net assets were approximately $329.1 million.

-	Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Fund” below for more information.
-	The Acquired Fund’s current net expense ratios for Standard Class shares and Service Class shares, respectively, are 0.69% and 1.04%. If shareholders approve one or both of the Reorganizations, the projected net expense ratios of the corresponding share classes of the Acquiring Fund are 0.68% and 1.02%, respectively. The Acquired Fund’s Standard Class shareholders would, in connection with the Reorganization, be issued new “Merger Class” shares of the Acquiring Fund, whose net expenses, pursuant to an expense limitation agreement, would be limited to 0.68%. For more information, see “Additional Information About the Reorganizations — Description of the Securities to Be Issued.”
-	The Acquired Fund’s gross management fee rate is 0.69%. The Acquiring Fund’s current gross management fee rate is 0.75%, and its projected post-Reorganization gross management fee rate is 0.74%. As described in the preceding bullet, however, post-Reorganization total net expense ratios are expected to be the lower for current Acquired Fund shareholders after the Reorganizations.
-	The Trust has engaged Lincoln Life to serve as administrator to all Funds in the Trust. Lincoln Life is entitled to reimbursement of its expenses incurred in providing administration services, including personnel costs. Each Fund pays its proportionate share of these expense reimbursements.
-	For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.
-	The Acquired Fund is subject to the expense limitation agreement between LIAC and the Trust which will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Pursuant to that agreement, LIAC has generally agreed to limit the ordinary operating expenses incurred by the Fund in any fiscal year. For the Acquired Fund, ordinary operating expenses are limited to 0.10% for Standard Class shares and 0.45% for Service Class shares. The Acquiring Fund is not subject to the agreement, but LIAC has separately agreed to limit the net expense ratio for Merger Class shares to 0.68% per annum (as described under “Additional Information About the Reorganizations — Description of the Securities to Be Issued” below). In addition, LIAC has contractually agreed to cap the Acquiring Fund’s expense ratio at its current level for two years following the Reorganizations.
-	For the year ended December 31, 2015, the annual total returns for the Acquired Fund’s Standard Class shares and Service Class shares, respectively, were -4.44% and -4.78%. As of December 31, 2015, the average annual total returns for Standard Class shares and Service Class shares since the Acquired Fund’s inception on May 1, 2014 were -0.48% and -0.84%, respectively. For the year ended December 31, 2015, the annual total returns for the Acquiring Fund’s Standard Class shares and Service Class shares, respectively, were -4.20% and -4.44%. As of December 31, 2015, the average annual total returns for Standard Class shares for the ten-year period ending on such date were 3.34%, and those for Service Class shares since their inception on April 30, 2007 were 1.94%. The Acquiring Fund has a longer performance history than the Acquired Fund.

-	Following the Reorganization, the Acquiring Fund will continue to be managed in accordance with the investment objective, policies and strategies it currently has. It is not expected that the Acquiring Fund will revise any of its investment policies following the Reorganization. If the Reorganization is approved, all of the LVIP VIP Mid Cap Managed Volatility Portfolio’s investments on the Closing Date will be liquidated and the resulting cash will be transferred to the Acquiring Fund and invested in assets that are consistent with the Acquiring Fund’s investment criteria. The sale of portfolio holdings by the LVIP VIP Mid Cap Managed Volatility Portfolio in connection with the Reorganization is not expected to result in brokerage costs or disadvantageous pricing because the LVIP VIP Mid Cap Managed Volatility Portfolio holds only shares of its underlying fund and certain highly liquid exchange traded futures. However, the liquidation of LVIP VIP Mid Cap Managed Volatility Portfolio’s assets is expected to result in it realizing gains (or losses) that would not otherwise have been realized.
-	LIAC, the Acquiring Fund, and the LVIP VIP Mid Cap Managed Volatility Portfolio will each share the non-brokerage costs of the Reorganizations, except that LVIP VIP Mid Cap Managed Volatility Portfolio will pay no more than $30,333 in non-brokerage costs (such as mailings, proxy solicitations, legal costs, and auditing costs). Brokerage and portfolio transition costs are expected to be $0 in connection with the LVIP VIP Mid Cap Managed Volatility Portfolio Reorganization because this Fund is a fund of funds.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization. Fees and expenses for each Fund are based on those incurred by it for the fiscal year ended December 31, 2015. The pro forma fees and expenses of the Acquiring Fund share are calculated as if the Reorganization were in effect for the year ended December 31, 2015. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder fees (paid directly from your investment)
		Pro forma	Pro forma
LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP Blended Mid Cap Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund (assuming both Reorganizations are approved)	LVIP Blended Mid Cap Managed Volatility Fund (assuming only Proposal 1 is approved)
None	None	None	None

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

			Pro forma	Pro forma
Annual fund operating expenses (expenses that are deducted from fund assets)	LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP Blended Mid Cap Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund (assuming both Reorganizations are approved)	LVIP Blended Mid Cap Managed Volatility Fund (assuming only Proposal 1 is approved)
Standard Class Shares of Acquired Fund into Merger Class of Acquiring Fund
Management Fees	0.69%	0.75%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses [1]	0.15%	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.59%	0.00%	0.00%	0.00%
Total annual fund operating expenses (including AFFE)	1.43% [2]	0.82%	0.81%	0.81%
Less Fee Waiver and Expense Reimbursement [3]	0.74% [4]	0.04% [5]	0.13% [5,6]	0.13%[5,6]
Net annual fund operating expenses	0.69%	0.78%	0.68%	0.68%

Service Class Shares
Management Fees	0.69%	0.75%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.35%	0.25%	0.25%	0.25%
Other Expenses [1]	0.15%	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.59%	0.00%	0.00%	0.00%
Total annual fund operating expenses (including AFFE)	1.78%[2]	1.07%	1.06%	1.06%
Less Fee Waiver and Expense Reimbursement [3]	0.74%[4]	0.04%[5]	0.04%[5]	0.04%[5]
Net annual fund operating expenses	1.04%	1.03%	1.02%	1.02%

1.	Other Expenses were restated to reflect the current fee structure of the Fund.
2.	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.
3.	The Fee Waiver was restated to reflect the current fee waiver of the Fund.
4.	LIAC has contractually agreed to waive the following portion of its advisory fee: 0.61% of the Fund’s average daily net assets. LIAC has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.10% of the Fund’s average daily net assets for the Standard Class (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
5.	LIAC has contractually agreed to waive the following portion of its advisory fee: 0.12% on the first $25 million of the Fund’s average daily net assets; 0.07% on the next $50 million of the Fund’s average daily net assets; 0.02% on the next $225 million of the Fund’s average daily net assets; 0.04% on the next $300 million of the Fund’s average daily net assets; and 0.07% on the next $200 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

6.	LIAC has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.68% of the Fund’s average daily net assets for the Merger Class. This agreement cannot be terminated without the mutual agreement of the Board and LIAC.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options. The example assumes that you invest $10,000 in a Fund for the time periods indicated; your investment has a 5% return each year; the Fund’s operating expenses remain the same; and any fee waiver or expense limitation agreements are not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. The results apply whether or not you redeem your investment at the end of the given period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Standard Class of Acquired Fund into Merger Class of Acquiring Fund	1 Year	3 Years	5 Years	10 Years
LVIP VIP Mid Cap Managed Volatility Portfolio	$70	$380	$711	$1,649
LVIP Blended Mid Cap Managed Volatility Fund	$80	$258	$451	$1,010
LVIP Blended Mid Cap Managed Volatility Fund (assuming both Reorganizations are approved)	$69	$218	$379	$847
LVIP Blended Mid Cap Managed Volatility Fund (assuming only Proposal 1 is approved)	$69	$218	$379	$847

Service Class	1 Year	3 Years	5 Years	10 Years
LVIP VIP Mid Cap Managed Volatility Portfolio	$106	$488	$895	$2,033
LVIP Blended Mid Cap Managed Volatility Fund	$105	$336	$586	$1,302
LVIP Blended Mid Cap Managed Volatility Fund (assuming both Reorganizations are approved)	$104	$333	$581	$1,291
LVIP Blended Mid Cap Managed Volatility Fund (assuming only Proposal 1 is approved)	$104	$333	$581	$1,291

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended December 31, 2015, the portfolio turnover rates for the Acquired Fund and the Acquiring Fund were 4% and 148%, respectively.

Comparison of Investment Objectives, Policies, and Strategies

The following table compares the investment objectives and the principal investment policies and strategies of LVIP VIP Mid Cap Managed Volatility Portfolio with those of the Acquiring Fund. The Board may change the investment objective of a Fund without a vote of that Fund’s shareholders. For more detailed information about each Fund’s investment strategies and risks, see its SAI.

	LVIP VIP Mid Cap Managed Volatility Portfolio (Acquired Fund)	LVIP Blended Mid Cap Managed Volatility Fund (Acquiring Fund)
Investment Objective	To seek capital appreciation.	To seek capital appreciation.
Principal Investment Strategies	The Fund, under normal circumstances, pursues its investment objective by primarily investing in another mutual fund, the Fidelity® VIP Mid Cap Portfolio (the “Underlying Fund”), while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of investments that provide exposure to mid-capitalization companies.

The Fund seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that are high quality and/or offer above-average growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of mid-capitalization companies. Mid-capitalization companies are companies with market capitalizations within the range of companies in the Russell Midcap® Growth Index at the time of acquisition. In addition, the Fund may invest in foreign stocks, including those in emerging markets, up to 10% of its total assets.

Underlying Fund Strategy.   The Underlying Fund invests primarily in common stocks. The Underlying Fund, under normal circumstances, invests at least 80% of its assets in securities of companies with medium market capitalizations (which, for purposes of the Underlying Fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index* or the S&P MidCap 400® Index**). The Underlying Fund may also invest in companies with smaller or larger market capitalizations.

The Underlying Fund may invest in securities of foreign issuers in addition to securities of domestic issuers. At any given

LIAC serves as the investment adviser to the Fund. The adviser has selected Ivy and T. Rowe Price to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the adviser allocates to such sub-adviser. The adviser may change the allocation at any time, in its sole discretion, and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.

In selecting securities for the Fund, Ivy primarily emphasizes a bottom-up approach and focuses on companies it believes have strong growth profiles,

time, the Underlying Fund may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Underlying Fund, the managers of the Underlying Fund rely on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

The managers of the Underlying Fund may also use various techniques, such as buying and selling futures contracts and exchange-traded funds, to increase or decrease the Underlying Fund’s exposure to changing security prices or other factors that affect security values.

*    Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell Midcap® is a trade- mark of Russell Investment Group.

**  “Standard & Poor’s®”, “S&P MidCap 400®” and “400” are trademarks of Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the product.

profitability, attractive valuations and sound capital structures. Ivy may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multiyear growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of Ivy’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

T. Rowe Price’s stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have: (1) a demonstrated ability to consistently increase revenues, earnings, and cash flow; (2) capable management; (3) attractive business niches; and (4) a sustainable competitive advantage. When T. Rowe Price selects investments, valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate are also considered.

The adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to Ivy and approximately 50% of the portion of the Fund’s assets not subject to the overlay to T. Rowe Price. Such allocations are subject to change at the discretion of the adviser.

Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the	Same.

portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.

SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.

SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.

The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.

The Fund may change its 80% policy of investing in a portfolio of investments that provide exposure to mid-capitalization companies only upon 60 days’ notice to shareholders.	The Fund may change its 80% policy of investing in stocks of mid-capitalization companies only upon 60 days’ notice to shareholders.

In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund’s principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective. The Board may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Same.
The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. Through the Underlying Fund, which is a diversified fund, the Fund indirectly owns a broad mix of equity securities (stocks).	The Fund is diversified for purposes of the 1940 Act.

Comparison of Principal Risk Factors

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Fund. The following table compares the principal risk of an investment in each Fund. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Principal Risks	LVIP VIP Mid Cap Managed Volatility Portfolio (Acquired Fund)	LVIP Blended Mid Cap Managed Volatility Fund (Acquiring Fund)
Market Risk	Ö	Ö
Growth Stocks Risk	Ö	Ö
Value Stocks Risk	Ö
Medium-Cap Companies Risk	Ö	Ö
Small-Cap Companies Risk	Ö	Ö
Foreign Investments Risk	Ö	Ö
Emerging Markets Risk		Ö

Foreign Currency Risk		Ö
Currency Management Strategy Risk		Ö
Liquidity Risk		Ö
Portfolio Turnover Risk		Ö
Derivatives Risk		Ö
Risk Management Strategy Risk	Ö	Ö
Leverage Risk	Ö	Ö
Futures Risk	Ö	Ö
Hedging Risk	Ö	Ö
Non-Diversification Risk	Ö

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of choosing to invest in each Fund. The information shows how each Fund’s investment results have varied from year to year and how the average annual total returns of each Fund’s share classes through December 31, 2015 compare with those of a broad measure of market performance. The return of the broad-based market index shown in the right hand column below is the return of the index for the last ten years or, if shorter, since the Fund’s inception. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

LVIP VIP Mid Cap Managed Volatility Portfolio — Standard Class Performance as of December 31

During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2015 at: 4.10%.

The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (8.76%).

	Average Annual Total Returns For periods ended 12/31/15
	1 year	Lifetime Since inception (5/1/14)
LVIP VIP Mid Cap Managed Volatility Portfolio – Standard Class	(4.44%)	(0.48%)
LVIP VIP Mid Cap Managed Volatility Portfolio – Service Class	(4.78%)	(0.84%)
S&P MidCap 400 Index (reflects no deductions for fees, expenses or taxes)	(2.18%)	3.47%

LVIP Blended Mid Cap Managed Volatility Fund — Standard Class Performance as of December 31

During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2009 at: 23.63%.

The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (29.22%).

The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy which was implemented on September 21, 2012 and that is currently used by the Fund.

	Average Annual Total Returns For periods ended 12/31/15
	1 year	5 years	10 years or Life of class
LVIP Blended Mid Cap Managed Volatility Fund – Standard Class	(4.20%)	1.75%	3.34%
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	(0.20%)	11.54%	8.16%
LVIP Blended Mid Cap Managed Volatility Fund – Service Class	(4.44%)	1.50%	1.94%*
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	(0.20%)	11.54%	7.01%*

*	Since April 30, 2007

After careful consideration, the Board unanimously approved the Plan of Reorganization with respect to the LVIP VIP Mid Cap Managed Volatility Portfolio. Accordingly, the Board has submitted the Plan of Reorganization for approval by this Fund’s shareholders. The Board recommends that you vote “For” Proposal 1.

PROPOSAL 2

Proposal 2: To approve the Plan of Reorganization with respect to the Reorganization of the LVIP BlackRock U.S. Opportunities Managed Volatility Fund into the Acquiring Fund.

Proposal 2 requests your approval of the Plan of Reorganization pursuant to which the LVIP BlackRock U.S. Opportunities Managed Volatility Fund (for purposes of this Proposal 2, the “Acquired Fund”) will be reorganized into the Acquiring Fund. In considering whether you should approve the Proposal, you should note that:

-	The Funds have similar investment objectives. The LVIP BlackRock U.S. Opportunities Managed Volatility Fund Acquiring Fund seeks long-term capital appreciation, while the Acquiring Fund seeks capital appreciation.
-	The Funds have similar investment policies. Under normal market conditions, the Acquired Fund invests primarily in equity securities issued by U.S. “emerging capitalization companies” (which for the Acquired Fund means those which, at the time of investment, have market capitalizations comparable in size to those within the universe of Russell Midcap® Index stocks) with relatively attractive earnings growth potential and valuation, such that at least 80% of net assets are invested in investments which provide exposure to U.S. securities. The Acquiring Fund seeks under normal market conditions to invest at least 80% of its assets in portfolios with exposure to mid-capitalization companies (which for the Acquiring Fund means those companies with market capitalizations within the range of companies in the Russell Midcap® Growth Index), although up to 10% of its assets may be invested in securities issued by non-U.S. companies, including those in emerging markets. Both Funds also seek to control portfolio volatility by employing an actively managed risk overlay. For each Fund, LIAC has engaged SSGA Funds Management, Inc. (“SSGA FM”) to manage the overlay with its proprietary volatility forecasting model by selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to seek to reduce the impact of significant market downturns during periods of high volatility. For a detailed comparison, see “Comparison of Investment Objectives, Policies and Strategies” below.
-	Each Fund’s principal risks include market risk, growth stocks risk, medium-cap companies risk, small-cap companies risk, foreign investments risk, emerging markets risk, foreign currency risk, currency management strategy risk, risk management strategy risk, leverage risk, futures risk, and hedging risk. The Acquired Fund’s risks also include value stocks risk, convertible bond risk, preferred securities risk, income stocks risk, initial public offering risk, exchange-traded fund risk, and real estate and real estate investment trusts risk, while the Acquiring Fund’s risks also include liquidity risk, portfolio turnover risk, and derivatives risk. For a detailed comparison of the Funds’ risks, see “Comparison of Principal Risk Factors” below. For an explanation of the particular risks, see “Additional Information About the Reorganizations — Descriptions of Risk Factors” below.
-	LIAC serves as the investment manager for each Fund, and it is anticipated that LIAC will continue to manage the Acquiring Fund after the Reorganization. Lincoln Life acts as fund administrator for each Fund, and it is anticipated that Lincoln Life will continue to administer the Acquiring Fund after the Reorganizations. For a detailed description of LIAC, please see “Additional Information about the Acquiring Fund — The Adviser” below.
-	As of December 31, 2015, the Acquired Fund’s net assets were approximately $33.8 million, and the Acquiring Fund’s net assets were approximately $329.1 million.

-	Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Fund” below for more information.
-	The Acquired Fund’s current net expense ratios for Standard Class shares and Service Class shares, respectively, are 0.85% and 1.10%. If shareholders approve the Reorganizations, the projected net expense ratios of the corresponding share classes of the Acquiring Fund are 0.77% and 1.02%, respectively.
-	The Acquired Fund’s gross management fee rate is 0.75%. The Acquiring Fund’s current gross management fee rate is 0.75%, and its projected post-Reorganization gross management fee rate is 0.74%. As described in the preceding bullet, however, post-Reorganization total net expense ratios are expected to be lower for current Acquired Fund shareholders after the Reorganizations.
-	The Trust has engaged Lincoln Life to serve as administrator to all Funds in the Trust. Lincoln Life is entitled to reimbursement of its expenses incurred in providing administration services. Each Fund pays its proportionate share of these expense reimbursements.
-	For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.
-	The Acquired Fund is subject to the expense limitation agreement between LIAC and the Trust which will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Pursuant to that agreement, LIAC has generally agreed to limit the ordinary operating expenses incurred by the Fund in any fiscal year. For the Acquired Fund, ordinary operating expenses are limited to 0.85% for Standard Class shares and 1.10% for Service Class shares. The Acquiring Fund is not subject to the agreement in respect of its Standard Class shares and its Service Class shares. LIAC has, however, contractually agreed to cap the Acquiring Fund’s expense ratio at its current level for two years following the Reorganizations.
-	As of December 31, 2015, the Acquired Fund had less than one year of performance history. For the year ended December 31, 2015, the annual total returns for the Acquiring Fund’s Standard Class shares and Service Class shares, respectively, were -4.20% and -4.44%. As of December 31, 2015, the average annual total returns for Standard Class shares for the ten-year period ending on such date were 3.34%, and those for Service Class shares since their inception on April 30, 2007 were 1.94%.
-	Following the Reorganization, the Acquiring Fund will continue to be managed in accordance with the investment objective, policies and strategies it currently has. It is not expected that the Acquiring Fund will revise any of its investment policies following the Reorganization. If the Reorganization is approved, all of the LVIP BlackRock U.S. Opportunities Managed Volatility Fund’s assets on the Closing Date will be transferred to the Acquiring Fund, and the LVIP BlackRock U.S. Opportunities Managed Volatility Fund’s assets that are not compatible with the Acquiring Fund’s investment criteria will be liquidated and reinvested in assets that are consistent with the Acquiring Fund’s investment criteria. The LVIP BlackRock U.S. Opportunities Managed Volatility Fund will pay any brokerage and portfolio transition costs incurred in connection with its Reorganization. The sale of portfolio holdings by the LVIP BlackRock U.S. Opportunities Managed Volatility Fund in connection with the Reorganization is expected to result in brokerage costs and portfolio transition costs of approximately $20,000. The liquidation of LVIP BlackRock U.S. Opportunities Managed Volatility Fund’s assets is expected to result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

-	LIAC, the Acquiring Fund, and the LVIP BlackRock U.S. Opportunities Managed Volatility Fund will each share the non-brokerage costs of the Reorganizations, except that the Acquiring Fund and the LVIP BlackRock U.S. Opportunities Managed Volatility Fund will each pay no more than $29,000 in non-brokerage costs (such as mailings, proxy solicitations, legal costs, and auditing costs).

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization. Fees and expenses for each Fund are based on those incurred by it for the fiscal year ended December 31, 2015. The pro forma fees and expenses of the Acquiring Fund shares are calculated as if the Reorganization were in effect for the year ended December 31, 2015. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder fees (paid directly from your investment)
		Pro forma	Pro forma
LVIP BlackRock U.S. Opportunities Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund (assuming both Reorganizations are approved)	LVIP Blended Mid Cap Managed Volatility Fund (assuming only Proposal 2 is approved)
None	None	None	None

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

			Pro forma	Pro forma
Annual fund operating expenses (expenses that are deducted from fund assets)	LVIP BlackRock U.S. Opportunities Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund (assuming both Reorganizations are approved)	LVIP Blended Mid Cap Managed Volatility Fund (assuming only Proposal 2 is approved)
Standard Class Shares
Management Fees	0.75%	0.75%	0.74%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses [2]	0.31%	0.07%	0.07%	0.07%
Total annual fund operating expenses	1.06%	0.82%	0.81%	0.82%
Less Fee Waiver and Expense Reimbursement	0.21%[1]	0.04%[3]	0.04%[3]	0.04%[3]
Net annual fund operating expenses	0.85%	0.78%	0.77%	0.78%

Service Class Shares
Management Fees	0.75%	0.75%	0.74%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses [2]	0.31%	0.07%	0.07%	0.07%
Total annual fund operating expenses	1.31%	1.07%	1.06%	1.07%
Less Fee Waiver and Expense Reimbursement	0.21%[1]	0.04%[3]	0.04%[3]	0.04%[3]
Net annual fund operating expenses	1.10%	1.03%	1.02%	1.03%

1.	LIAC has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.85% of the Funds average daily net assets for the Standard Class (and 1.10% for Service Class). The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The Expense Reimbursement was restated to reflect the current expense limitation of the Fund.
2.	Other expenses were restated to reflect the current fee structure of the Fund.
3.	LIAC has contractually agreed to waive the following portion of its advisory fee: 0.12% on the first $25 million of the Fund’s average daily net assets; 0.07% on the next $50 million of the Fund’s average daily net assets; 0.02% on the next $225 million of the Fund’s average daily net assets; 0.04% on the next $300 million of the Fund’s average daily net assets; and 0.07% on the next $200 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options. The example assumes that you invest $10,000 in a Fund for the time periods indicated; your investment has a 5% return each year; the Fund’s operating expenses remain the same; and any fee waiver or expense limitation agreements are not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. The results apply whether or not you redeem your investment at the end of the given period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Standard Class	1 Year	3 Years	5 Years	10 Years
LVIP BlackRock U.S. Opportunities Managed Volatility Fund	$87	$316	$564	$1,275
LVIP Blended Mid Cap Managed Volatility Fund	$80	$258	$451	$1,010
LVIP Blended Mid Cap Managed Volatility Fund (assuming both Reorganizations are approved)	$79	$255	$446	$998
LVIP Blended Mid Cap Managed Volatility Fund (assuming only Proposal 2 is approved)	$80	$258	$451	$1,010

Service Class	1 Year	3 Years	5 Years	10 Years
LVIP BlackRock U.S. Opportunities Managed Volatility Fund	$112	$395	$698	$1,561
LVIP Blended Mid Cap Managed Volatility Fund	$105	$336	$586	$1,302
LVIP Blended Mid Cap Managed Volatility Fund (assuming both Reorganizations are approved)	$104	$333	$581	$1,291
LVIP Blended Mid Cap Managed Volatility Fund (assuming only Proposal 2 is approved)	$105	$336	$586	$1,302

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended December 31, 2015, the portfolio turnover rates for the Acquired Fund and the Acquiring Fund were 41% and 148%, respectively.

Comparison of Investment Objectives, Policies, and Strategies

The following table compares the investment objectives and the principal investment policies and strategies of LVIP BlackRock U.S. Opportunities Managed Volatility Fund with those of the Acquiring Fund. The Board may change the investment objective of a Fund without a vote of that Fund’s shareholders. For more detailed information about each Fund’s investment strategies and risks, see its SAI.

	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Acquired Fund)	LVIP Blended Mid Cap Managed Volatility Fund (Acquiring Fund)
Investment Objective	To seek long-term capital appreciation.	To seek capital appreciation.
Principal Investment Strategies	Under normal market conditions, the Fund invests primarily in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. Although a universal definition of emerging capitalization companies does not exist, the Fund generally defines these companies, as those that, at the time of the Fund’s investment, have market capitalizations comparable in size to those within the universe of Russell Midcap® Index stocks	The Fund seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that are high quality and/or offer above-average growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of mid-capitalization companies. Mid-capitalization companies are companies with market capitalizations within the range of companies in the Russell Midcap® Growth Index at the time of

(between approximately $275 million and $33.5 billion as of December 31, 2014). In the future, the Fund may define emerging capitalization companies using a different index or classification system. Under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities.

acquisition. In addition, the Fund may invest in foreign stocks, including those in emerging markets, up to 10% of its total assets.

LIAC serves as the investment adviser to the Fund. The adviser has selected BlackRock Investment Management, LLC to serve as the Fund’s sub-adviser. The Fund seeks to buy primarily common stock but can also invest in preferred stock and convertible securities. From time to time the Fund may invest in shares of companies through initial public offerings (“IPOs”). The Fund may also invest in exchange-traded funds (ETFs) and real estate investment trusts (“REITs”).

The Fund may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). The primary purpose of the Fund’s use of derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but derivatives may also be used to maintain liquidity and commit cash pending investment. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may invest in foreign securities from any country, including emerging markets, and may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

The Fund seeks to buy primarily common stock but can also invest in preferred stock and convertible securities. From time to time the Fund may invest in shares of companies through initial public offerings (“IPOs”). The Fund may also invest in

LIAC serves as the investment adviser to the Fund. The adviser has selected Ivy and T. Rowe Price to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the adviser allocates to such sub-adviser. The adviser may change the allocation at any time, in its sole discretion, and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.

In selecting securities for the Fund, Ivy primarily emphasizes a bottom-up approach and focuses on companies it believes have strong growth profiles, profitability, attractive valuations and sound capital structures. Ivy may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multiyear growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of Ivy’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

T. Rowe Price’s stock selection is based on a combination of fundamental, bottom-up analysis and top-down exchange-traded funds(“ETFs”) and real estate investment trusts (“REITs”).The Fund may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). The primary purpose of the Fund’s use of derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but derivatives may also be used to maintain liquidity and commit cash pending investment. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may invest in foreign securities from any country, including emerging markets, and may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. The Fund’s sub-adviser considers a variety of factors when choosing investments for the Fund, such as: (i) identifying companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market; and (ii) identifying companies that are expected to show above-average growth over the long-term as well as those that appear to be trading below their true worth. The Fund generally will sell a stock when, in the sub-adviser’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have: (1) a demonstrated ability to consistently increase revenues, earnings, and cash flow; (2) capable management; (3) attractive business niches; and (4) a sustainable competitive advantage. When T. Rowe Price selects investments, valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate are also considered.

The adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to Ivy and approximately 50% of the portion of the Fund’s assets not subject to the overlay to T. Rowe Price. Such allocations are subject to change at the discretion of the adviser.

Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the	Same.

“managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.

SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.

SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.

The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.

The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to U.S. securities only upon 60 days’ notice to shareholders.	The Fund may change its 80% policy of investing in stocks of mid-capitalization companies only upon 60 days’ notice to shareholders.
The Fund is diversified for purposes of the 1940 Act.	The Fund is diversified for purposes of the 1940 Act.

Comparison of Principal Risk Factors

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Fund. The following table compares the principal risk of an investment in each Fund. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Principal Risks	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Acquired Fund)	LVIP Blended Mid Cap Managed Volatility Fund (Acquiring Fund)
Market Risk	Ö	Ö
Growth Stocks Risk	Ö	Ö
Value Stocks Risk	Ö
Medium-Cap Companies Risk	Ö	Ö
Small-Cap Companies Risk	Ö	Ö
Foreign Investments Risk	Ö	Ö
Emerging Markets Risk	Ö	Ö
Foreign Currency Risk	Ö	Ö
Currency Management Strategy Risk	Ö	Ö
Convertible Bond Risk	Ö
Preferred Securities Risk	Ö
Income Stocks Risk	Ö
Initial Public Offering (IPO) Risk	Ö
Exchange-Traded Fund (“ETF”) Risk	Ö
Real Estate and Real Estate Investment Trusts (REITs) Risk	Ö
Liquidity Risk		Ö
Portfolio Turnover Risk		Ö
Derivatives Risk		Ö
Risk Management Strategy Risk	Ö	Ö
Leverage Risk	Ö	Ö
Futures Risk	Ö	Ö
Hedging Risk	Ö	Ö

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of choosing to invest in each Fund. The information shows how each Fund’s investment results have varied from year to year and how the average annual total returns of each Fund’s share classes through December 31, 2015 compare with those of a broad measure of market performance.

The return of the broad-based market index shown in the right hand column below is the return of the index for the last ten years or, if shorter, since the Fund’s inception. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Performance as of December 31

The BlackRock U.S. Opportunities Managed Volatility Fund commenced operations on May 1, 2015. Accordingly, performance information for the calendar year ended December 31, 2015 is not available.

LVIP Blended Mid Cap Managed Volatility Fund — Standard Class Performance as of December 31

During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2009 at: 23.63%.

The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (29.22%).

The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy which was implemented on September 21, 2012 and that is currently used by the Fund.

	Average Annual Total Returns For periods ended 12/31/15
	1 year	5 years	10 years or Life of class
LVIP Blended Mid Cap Managed Volatility Fund – Standard Class	(4.20%)	1.75%	3.34%
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	(0.20%)	11.54%	8.16%
LVIP Blended Mid Cap Managed Volatility Fund – Service Class	(4.44%)	1.50%	1.94%*
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	(0.20%)	11.54%	7.01%*

*	Since April 30, 2007

After careful consideration, the Board unanimously approved the Plan of Reorganization with respect to the LVIP BlackRock U.S. Opportunities Managed Volatility Fund. Accordingly, the Board has submitted the Plan of Reorganization for approval by this Fund’s shareholders. The Board recommends that you vote “For” Proposal 2.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Capitalization

The following tables show the capitalization of each Fund as of December 31, 2015 and of the Acquiring Fund on a pro forma combined basis as of December 31, 2015, after giving effect to the proposed Reorganizations. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets. These numbers may differ as of the closing date of the Reorganizations.

The following table shows the Acquiring Fund’s pro forma capitalization if both Reorganizations are completed:

	LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP BlackRock U.S. Opportunities Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund	Pro Forma Adjustments	LVIP Blended Mid Cap Managed Volatility Fund (pro forma)
Net Assets
Standard Class	$757,397	$500,646	$22,752,398	$(761,612) [2,4]	$23,248,829
Service Class	$72,047,795	$33,348,545	$306,374,830	(113,820) [4]	$411,657,350
Merger Class	n/a	n/a	n/a [3]	757,081 [2,4]	$757,081
Total	$72,805,192	$33,849,191	$329,127,228	$(118,350)	$435,663,261
Net Asset Value Per Share
Standard Class	$9.757	$9.076	$11.968	$(0.002) [4]	$11.966
Service Class	$9.759	$9.078	$11.698	$(0.002) [4]	$11.696
Merger Class	n/a	n/a	n/a [3]		$11.966 [3]
Shares Outstanding
Standard Class	77,625	55,160	1,901,110	(90,982) [1]	1,942,913
Service Class	7,382,494	3,673,704	26,191,070	(2,049,980) [1]	35,197,288
Merger Class	n/a	n/a	n/a [3]	63,270 [2,3]	63,270
1.	Reflects new shares issued, net of retired shares of the LVIP VIP Mid Cap Managed Volatility Portfolio and the LVIP BlackRock U.S. Opportunities Managed Volatility Fund.
2.	Standard Class shares of LVIP VIP Mid Cap Managed Volatility Portfolio will merge into the Merger Class of the LVIP Blended Mid Cap Managed Volatility Fund.
3.	As of December 31, 2015, the Merger Class had not commenced operations. NAV per share as of the close of the Reorganizations will be equal to that of the Standard Class NAV per share.
4.	Reduction in assets and changes in net asset values per share to reflect the estimated expenses of the Reorganizations.

The following table shows the Acquiring Fund’s pro forma capitalization if only the Reorganization of LVIP VIP Mid Cap Managed Volatility Portfolio is completed:

	LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP Blended Mid Cap Managed Volatility Fund	Pro Forma Adjustments	LVIP Blended Mid Cap Managed Volatility Fund (pro forma)
Net Assets
Standard Class	$757,397	$22,752,398	$(761,183) [2,4]	$22,748,612
Service Class	$72,047,795	$306,374,830	(85,249) [4]	$378,337,376
Merger Class	n/a	n/a [3]	757,081 [2,4]	$757,081
Total	$72,805,192	$329,127,228	$(89,350)	$401,843,070
Net Asset Value Per Share
Standard Class	$9.757	$11.968	$(0.002) [4]	$11.966
Service Class	$9.759	$11.698	$(0.002) [4]	$11.696
Merger Class	n/a	n/a [3]		$11.966 [3]
Shares Outstanding
Standard Class	77,625	1,901,110	(77,625) [1]	1,901,110
Service Class	7,382,494	26,191,070	(1,225,010) [1]	32,348,554
Merger Class	n/a	n/a [3]	63,270 [2,3]	63,270 [2,3]
1.	Reflects new shares issued, net of retired shares of the LVIP VIP Mid Cap Managed Volatility Portfolio.
2.	Standard Class shares of LVIP VIP Mid Cap Managed Volatility Portfolio will merge into the Merger Class of the LVIP Blended Mid Cap Managed Volatility Fund.
3.	As of December 31, 2015, the Merger Class had not commenced operations. NAV per share as of the close of the Reorganization will be equal to that of the Standard Class NAV per share.
4.	Reduction in assets and changes in net asset values per share to reflect the estimated expenses of the Reorganization.

The following table shows the Acquiring Fund’s pro forma capitalization if only the Reorganization of LVIP BlackRock U.S. Opportunities Managed Volatility Fund is completed:

	LVIP BlackRock U.S. Opportunities Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund	Pro Forma Adjustments	LVIP Blended Mid Cap Managed Volatility Fund (pro forma)
Net Assets
Standard Class	$500,646	$22,752,398	$(4,531) [2]	$23,248,513
Service Class	$33,348,545	$306,374,830	(83,802) [2]	$339,639,573
Total	$33,849,191	$329,127,228	$(88,333)	$362,888,086
Net Asset Value Per Share
Standard Class	$9.076	$11.968	$(0.002) [2]	$11.966
Service Class	$9.078	$11.698	$(0.002) [2]	$11.696
Shares Outstanding
Standard Class	55,160	1,901,110	(13,356) [1]	1,942,914
Service Class	3,673,704	26,191,070	(824,816) [1]	29,039,958
1.	Reflects new shares issued, net of retired shares of the LVIP BlackRock U.S. Opportunities Managed Volatility Fund.
2.	Reduction in assets and changes in net asset values per share to reflect the estimated expenses of the Reorganization.

Terms of the Plan of Reorganization

The terms and conditions under which the Reorganizations would be completed are contained in the Plan of Reorganization. The following summary thereof is qualified in its entirety by reference to the Plan of Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

In each Reorganization, the Acquiring Fund will acquire all the assets of the applicable Acquired Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Plan of Reorganization further provides that, on or as promptly as reasonably practicable after the Closing Date, each Acquired Fund will distribute the Acquiring Fund Shares it receives in its Reorganization to its shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners). The number of full and fractional Acquiring Fund Shares each shareholder will receive will be equal in net asset value (as determined in accordance with the Trust’s normal valuation procedures), as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Acquired Fund Shares the shareholder holds at that time. After that distribution to an Acquired Fund’s shareholders, the Trust, on behalf of the Acquired Fund, will effect a complete termination of the Acquired Fund.

The Trust may terminate or delay the Plan of Reorganization with respect to, and abandon or postpone, any Reorganization or all Reorganizations at any time prior to the Closing Date, before or after approval by the relevant Acquired Fund’s shareholders, if circumstances develop that make proceeding with a Reorganization inadvisable for a Fund. The consummation of each Reorganization also is subject to various conditions, including approval of the Reorganization by the applicable Acquired Fund’s shareholders, completion of all filings with, and receipt of all necessary approvals, if any, from the SEC, and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganizations will take place immediately after the close of business on the Closing Date.

The Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust (the “Independent Trustees”), has determined, with respect to each Fund, that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund.

Except for brokerage and portfolio transition costs, if any, incurred in connection with the Reorganizations, LIAC, the Acquiring Fund, and the applicable Acquired Fund will each pay one third of the expenses of the applicable Reorganization. However, for the LVIP VIP Mid Cap Managed Volatility Portfolio Reorganization, each Fund’s non-brokerage costs will be limited to $30,333; and for the LVIP BlackRock U.S. Opportunities Managed Volatility Fund Reorganization, each Fund’s non-brokerage costs will be limited to $29,000. Non-brokerage costs include costs such as mailings, proxy solicitations, legal costs, and auditing costs. Each Acquired Fund will pay any brokerage and transition costs incurred in connection with the liquidation of its portfolio as part of the applicable Reorganization. Brokerage and portfolio transition costs are expected to be $0 in connection with the LVIP VIP Mid Cap Managed Volatility Portfolio Reorganization (because this Fund is a fund of funds) and approximately $20,000 in connection with the LVIP BlackRock U.S. Opportunities Managed Volatility Fund Reorganization.

Approval of the Plan of Reorganization with respect to the Reorganization of an Acquired Fund will require a majority vote of that Acquired Fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities. If the Plan of Reorganization is not approved by an Acquired Fund’s shareholders or one or more Reorganizations is not consummated for any other reason, the Board will consider other possible courses of action. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of each Acquired Fund will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization. Each such share will be validly issued, fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Acquiring Fund is a series of the Trust. The Trust may issue an unlimited number of authorized shares of beneficial interest, with no par value. The Declaration of Trust authorizes the Board to issue shares in different series and classes. In addition, the Declaration of Trust authorizes the Board to create new series and to name the rights and preferences of the shareholders of each series. The Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences.

The Trust currently offers Standard Class and Service Class shares of the Acquiring Fund. The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Service Class shares of the Acquiring Fund. Pursuant to this plan, the Acquiring Fund pays its principal underwriter, Lincoln Financial Distributors, Inc., out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The maximum distribution and/or service (12b-1) fee for each Acquiring Fund’s Service Class shares is equal to an annual rate of 0.35% of the average daily net assets attributable to such share class, and the Trust’s distributor has entered into a written agreement whereby the 12b-1 fee is limited to 0.25% average daily net assets. As with the 12b-1 fees paid by Service Class shares of the Acquired Funds, these distribution/service fees are paid out of the Acquiring Fund’s Service Class assets on an ongoing basis, and over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Additionally, the Acquiring Fund will issue Merger Class shares to holders of Standard Class shares of LVIP VIP Mid Cap Managed Volatility Portfolio in such Acquired Fund’s Reorganization (“Affected Shareholders”). Such Merger Class shares will have the same rights and privileges as the Acquiring Fund’s Standard Class shares. The expenses of the Merger Class shares, however, will be limited to 0.68% per annum so that Affected Shareholders will not experience an increase in expenses as a result of their Acquired Fund’s Reorganization.

Board Considerations

Reasons for the Reorganizations. LIAC recommended the Reorganizations and believes that the Reorganizations will serve the best interest of shareholders. The Acquired Funds and the Acquiring Fund have similar investment objectives in that the Acquiring Fund and the LVIP VIP Mid-Cap Managed Volatility Fund seek capital appreciation and the LVIP BlackRock U.S. Opportunities Managed Volatility Fund seeks long-term capital appreciation. Moreover, the Funds also have similar principal investment strategies and risks in that they invest primarily in mid-capitalization companies. The Board considered that the Acquired Funds did not have significant assets and were both funds investing primarily in mid-capitalization companies along with other funds investing in mid-capitalization companies within the fund complex. Therefore, the Reorganizations may be expected to afford shareholders of the Acquired Funds, on an ongoing basis, greater prospects for growth and efficient management through economies of scale while maintaining the mid-capitalization investment focus.

Board Considerations. On March 7-8, 2016, the Board met to consider the proposed Reorganizations of the Acquired Funds into the Acquiring Fund. The Board reviewed and evaluated such information as it deemed necessary to consider the Reorganizations, including the information presented by LIAC. The Independent Trustees were assisted in their review of the information by independent legal counsel. In determining whether to approve the Reorganizations, subject to approval by the shareholders of the

Acquired Funds, the Board made inquiry into and considered, among others, the following factors, in no particular order of priority:

1.	The similar investment objectives and similar principal investment strategies which would allow shareholders of the Acquired Funds to reasonably have similar investment experiences after the Reorganizations;

2.	The estimated trading costs associated with disposing of any portfolio securities of the Acquired Funds and reinvesting the proceeds in connection with the Reorganizations;

3.	The current expense ratios of the Funds and pro forma expense ratios calculated on the basis of expenses LIAC anticipates the Acquiring Fund will incur post- Reorganization;

4.	LIAC’s statement that it expects the Acquiring Fund to have a lower overall expense ratio post- Reorganization compared to the corresponding class of the LVIP BlackRock U.S. Opportunities Managed Volatility Fund and the LVIP VIP Mid Cap Managed Volatility Portfolio;

5.	The comparative investment performance of the Funds;

6.	The prospects for achieving economies of scale by the Acquired Funds in combination with the Acquiring Fund;

7.	The absence of any material differences in the rights of shareholders of the Funds;

8.	Any direct or indirect benefits expected to be derived by LIAC and its affiliates from the Reorganizations;

9.	The direct federal income tax consequences of the Reorganizations, including the expected tax-free nature of the Reorganizations to Contract Owners;

10.	The legal and proxy costs that would be paid by the Acquired Funds, the Acquiring Fund, and LIAC in connection with the Reorganizations;

11.	LIAC’s representation that the Reorganizations will not result in any dilution of the shareholders of the Acquired Funds or the Acquiring Fund;

12.	The terms and conditions of the Agreement and Plan of Reorganization; and

13.	Possible alternatives to the Reorganizations.

At the meeting, the Board, including the Independent Trustees, unanimously approved the Reorganizations after carefully considering the above factors and concluding that participation in the Reorganizations is in the best interests of the Acquired Funds and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganizations.

Potential Benefits of the Reorganizations to LIAC and its Affiliates

LIAC may realize benefits in connection with the Reorganizations. For example, the profitability from the fees payable to LIAC and its affiliates in connection with the Acquiring Fund may be higher than the profits derived from the fees paid by the Acquired Funds. In addition, the Funds are offered and sold through Contracts issued by Lincoln Life that may provide certain death benefit, income benefit or other guarantees to Contract Owners. In providing these guarantees, Lincoln Life assumes the risk that Contract Owner account values will not be sufficient to pay the guaranteed amounts when due, and therefore that Lincoln Life will have to use its own resources to cover any shortfall. Lincoln Life may enter into hedging transactions from time to time that are intended to help manage its risks under these guarantees. The Reorganizations may enhance Lincoln Life’s ability to manage this risk, for example, by eliminating a Fund that has underperformed expectations or has proven more costly to hedge. This could have a positive impact on Lincoln Life’s profitability and/or financial position.

Descriptions of Risk Factors

The Acquiring Fund’s post-Reorganization performance may be affected by one or more of the following risks:

Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.

Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.

The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.

A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.

Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.

Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.

Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.

Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.

Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.

Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.

Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.

Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.

Initial Public Offering (IPO) Risk. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. Limited trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares also may be affected by: substantial dilution in the value of their shares, sales of additional shares, and concentration of control in existing management and principal shareholders. In addition, some real estate companies in IPOs may have limited operating histories, may be undercapitalized, and may not have invested in or experienced a full market cycle.

Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.

Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.

Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.

In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.

Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.

Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.

Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.

Non-Diversification Risk. When a mutual fund is non-diversified it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.

Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.

Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code, and/or maintain an exemption from the registration requirements of the 1940 Act.

The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.

Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.

The Fund will use short futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.

Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

This section gives you information about the Trust and LIAC.

The Trust. Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company. The Trust’s Board is responsible for the overall management of the Trust and each of its series (the “funds”). The Trust issues shares of beneficial interest that are currently divided among ninety-two (92) distinct funds, each with its own investment strategy and risk/reward profile. This Proxy Statement/Prospectus describes the shares of the Acquiring Fund.

The Adviser. Lincoln Investment Advisors Corporation (“LIAC”) is the investment adviser to the Funds. Pursuant to an investment management agreement, LIAC manages the portfolio investments for each series of the Trust and reports to the Board of Trustees. LIAC is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIAC’s address is One Granite Place, Concord, New Hampshire 03301. LIAC (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation, a publicly-held insurance holding company organized under Indiana law which, through its subsidiaries, provides insurance and financial services nationwide.

A description of the Acquiring Fund’s portfolio managers is shown below. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Kevin Adamson, Patrick McAllister, Jay Shearon, and Amritansh Tewary are responsible for determining the allocation to, and oversight of, the Fund’s sub-advisers.

Kevin J. Adamson, CPA, is a Portfolio Manager and Chief Operating Officer of LIAC and has been with the Funds Management team within LIAC since 2004. He is a member of LIAC’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others, and Chair of LIAC’s Operating Committee. Mr. Adamson is a Certified Public Accountant with over 24 years of financial service industry experience. Mr. Adamson holds a B.S. from Indiana University. He has been managing the Fund since September 2012.

Patrick McAllister, PhD, is a Portfolio Manager, Vice President, and Team Lead for Risk and Quantitative Research within LIAC. Mr. McAllister joined LIAC in 2014 and Lincoln Life in 2013 and is a member of LIAC’s Investment Committee and Asset Allocation Committee, and Derivatives Committee, among others. He is also a member of LNC’s Equity Risk Management Committee. Prior to joining Lincoln Life, Mr. McAllister was an Executive Director at Morgan Stanley in the Equity Sales and Trading and Capital Markets Divisions, doing trade structuring, modeling, and advisory work for clients in the insurance, asset management, and pension fund industries. Mr. McAllister holds a B.A. and a Ph.D. in economics from Stanford University. He has been managing the Fund since August 2015.

Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIAC. Mr. Shearon joined LIAC in 2015 and is a member of LIAC’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIAC, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware. He has been managing the Fund since May 2016.

Amritansh Tewary, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Equity strategies within LIAC. Mr. Tewary joined LIAC in 2016 and is a member of LIAC’s Investment Committee and Asset Allocation Committee, among others. Prior to joining LIAC, Mr. Tewary was the

Head of Small Cap and Mid Cap Equity Manager Selection for UBS Wealth Management. Mr. Tewary is a Chartered Financial Analyst® (CFA) Charterholder. He holds a B.S. in biology from Duke University and an M.B.A. from the Stern School of Business at New York University. He has been managing the Fund since May 2016.

LIAC employs a “manager of managers” structure to manage the Acquiring Fund, which means that LIAC delegates the management of the Fund’s investment portfolio to one or more sub-advisers. To use this structure, the Trust, on behalf of the Funds, has received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit LIAC – with Board approval – to enter into and amend a sub-advisory agreement for the Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, the Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, LIAC is not permitted to hire affiliated sub-advisers without shareholder approval. The sub-advisers are paid by LIAC from its management fee.

The Sub-Advisers. LIAC has selected Ivy and T. Rowe Price to serve as the Acquiring Fund’s sub-advisers. LIAC has also retained SSGA as sub-adviser to the Acquiring Fund to implement the managed volatility strategy.

Ivy Investment Management Company. Ivy is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. Ivy is an SEC-registered investment adviser, who along with its affiliates had approximately $104.4 billion in assets under management as of December 31, 2015. Ivy and Waddell & Reed Financial, Inc. are located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201- 9217. Kimberly Scott is responsible for the day-to-day management of the portion of the Fund’s assets allocated to Ivy.

Kimberly A. Scott, CFA is Senior Vice President of Ivy and Waddell & Reed Investment Management Company (“WRIMCO”) (an affiliate of Ivy), and Vice President of and portfolio manager for other investment companies for which Ivy or WRIMCO serve as investment manager. Ms. Scott has served as a portfolio manager for investment companies managed by WRIMCO since February 2001. She served as an investment analyst with WRIMCO from April 1999 to February 2001. Ms. Scott joined WRIMCO in April 1999. She earned a BS degree in Microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a CFA charterholder. She has been managing the Fund since May 2015.

T. Rowe Price Associates, Inc. T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $763.1 billion as of December 31, 2015. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

Donald Easley and Donald Peters are responsible for the day-to-day management of the portion of the Fund’s assets allocated to T. Rowe Price. Donald J. Easley, is a Portfolio Manager in the U.S. Equity Division of T. Rowe Price. He joined the firm in 2000. Mr. Easley holds a B.A. in Economics from Swarthmore College and an M.B.A. in Finance and Accounting from the University of Chicago. He has been managing the Fund since February 2016.

Donald J. Peters is a Portfolio Manager and Quantitative Analyst for T. Rowe Price. He joined the firm in 1993. He holds a B.S. in economics from Tulane University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania. He has been managing the Fund since February 2016.

SSGA Funds Management, Inc. SSGA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2015 SSGA FM had over $384.95 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2015, SSGA had approximately $2.24 trillion in assets under management. Timothy Furbush, Lorne Johnson, and Marin Lolic are responsible for the day-to-day management of the Fund’s risk management overlay.

Timothy Furbush, CFA, CMT, is a Vice President of SSGA FM and SSGA and a Senior Portfolio Manager in SSGA’s Investment Solutions Group (ISG). Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a B.S. from Stonehill College, an M.S. in Finance from the Sawyer School of Management of Suffolk University. He is a Chartered Financial Analyst® (CFA) Charterholder and is a member of the CFA Institute, the Boston Securities Analysts Society and the Market Technicians Society. He has been managing the Fund since May 2016.

Lorne Johnson, PhD, is a Vice President of SSGA FM and SSGA and a Senior Portfolio Manager in SSGA’s ISG where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington. He has been managing the Fund since May 2016.

Marin Lolic is a Principal of SSGA FM and SSGA and a Portfolio Manager in SSGA’s ISG. He is responsible for the development and management of asset allocation solutions, including tactical asset allocation strategies and exposure management (overlay) strategies. He joined SSGA in 2013 as a member of the Global Graduate Rotational Program; his first rotation with the program was in investment risk. Prior to joining SSGA, he worked as an Investment Analyst at Morgan Stanley Investment Management from 2009 – 2011. Mr. Lolic holds a B.S. in finance and international business from Georgetown University and a M.B.A. from Columbia Business School. He has completed Level III of the Chartered Financial Analyst® (CFA) curriculum. He has been managing the Fund since May 2016.

A discussion regarding the basis for the Board’s approval of each Fund’s investment advisory and sub-advisory contracts is available in the Fund’s annual report to shareholders for the period ending December 31, 2015 and its semi-annual report to shareholders for the period ended June 30, 2016.

Management and Administrative Fees

For its management services to the Acquiring Fund, LIAC is entitled to an advisory fee (as a percentage of average daily net assets) of 0.75% per annum. Pursuant to an advisory fee waiver agreement with the Trust, LIAC has contractually agreed to waive the following portion of its advisory fee for the Acquiring

Fund: 0.12% on the first $25 million of the Fund’s average daily net assets; 0.07% on the next $50 million of the Fund’s average daily net assets; 0.02% on the next $225 million of the Fund’s average daily net assets; 0.04% on the next $300 million of the Fund’s average daily net assets; and 0.07% on the next $200 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

If both Reorganizations are completed, LIAC would be entitled to an advisory fee (as a percentage of average daily net assets) from the Acquiring Fund of 0.74% per annum, and the advisory fee waiver agreement with respect to the Acquiring Fund would continue to apply.

Lincoln Life serves as the Administrator of the Trust. The administrative services provided to the Trust by Lincoln Life include, among others, coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services.

Expense Limitation Agreement. LIAC has an expense limitation agreement with the Trust which will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Pursuant to that agreement, LIAC has generally agreed in respect of certain Funds that, to the extent that the ordinary operating expenses incurred by such a Fund in any fiscal year, including without limitation the advisory fee payable to LIAC and amounts payable pursuant to the Trust’s distribution and service plan adopted pursuant to Rule 12b-1 (as described in greater detail below under “Additional Information About the Acquiring Fund — Fund Distribution Arrangements — Share Classes and Distribution Arrangements”), but excluding interest, taxes, brokerage commissions, underlying fund fees and expenses, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of such Fund’s business, exceed a stated operating expense limit (expressed as a percentage of the average daily net assets of such Fund), such excess amount shall be the liability of LIAC.

With respect to the Acquiring Fund’s Merger Class shares, operating expenses are limited under the expense limitation agreement to 0.68%.

LIAC is not entitled to be reimbursed for any such payments or waivers.

Share Classes and Distribution Arrangements

Each Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee (as disclosed in the “Annual Fund Operating Expenses” table), which has been adopted pursuant to a distribution and service plan (the “Plan”). Each Fund offers shares to insurance companies for allocation to certain of their variable contracts. Each Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund’s Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan’s terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.

Additionally, the Acquiring Fund will issue Merger Class shares to holders of Standard Class shares of LVIP VIP Mid Cap Managed Volatility Portfolio participating in such Acquired Fund’s Reorganization (“Affected Shareholders”). Such Merger Class shares will have the same rights and privileges as the Acquiring Fund’s Standard Class shares. The expenses of the Merger Class shares, however, will be limited to 0.68% per annum so that Affected Shareholders will not experience an increase in expenses as a result of their Acquired Fund’s Reorganization.

LIAC and its affiliates, including LFD, and/or a Fund’s sub-advisers, if any, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LIAC may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its sales persons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund’s net asset value, or the price of its shares, as such payments are not made from Fund assets. For more information, please see the SAI.

Pricing of Fund Shares

Each Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). A Fund’s NAV is the value of a single Fund share. Each Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.

An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.

A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, a Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

Fund Assets Other Than Underlying Funds. Each Fund typically values its assets based on “market price.” Market price is typically an equity security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and asked prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”

In certain circumstances, a Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund’s Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.

Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If a Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third party vendor modeling tools to the extent available.

Underlying Fund Assets. If a Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and Statement of Additional Information.

Buying and Selling Shares

Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by Lincoln Life and Lincoln New York, and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding each Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Trust.

A Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost. A Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, a Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the

NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV, is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.

Market Timing

Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect a Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of a Fund’s portfolio, and increase a Fund’s brokerage and administrative costs. As a result, the Funds strongly discourage such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Funds and their shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).

To the extent that there is a delay between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. Each Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund’s portfolio securities.

Each Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Each Fund and LIAC each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIAC, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, a Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.

Each Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund’s shares. The agreements generally require such insurance company to (i) provide, upon a Fund’s request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.

A Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event a Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, a Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. A Fund’s ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that a Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If a Fund is unable to detect market timers, shareholders may experience dilution in the value of Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for the Fund.

The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.

Insurance company sponsors of contracts may impose transfer limitations and other limitations designed to curtail market timing.

Distribution Policy and Federal Income Tax Considerations

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year a Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge. Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life and Lincoln New York, this Proxy statement does not discuss the federal income tax consequence at the contract owner level.

For more information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.

Financial Highlights

These financial highlights tables are intended to help you understand the financial performance of the Funds’ Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by LIAC, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request. Each Fund’s annual report has been incorporated by reference into the SAI.

	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
	Year Ended 12/31/2015	5/1/2014 [1] to 12/31/2014

Net asset value, beginning of period	$ 10.274	$ 10.000
Income (loss) from investment operations:
Net investment income [2]	0.068	0.047
Net realized and unrealized gain (loss)	(0.524)	0.334

Total from investment operations	(0.456)	0.381

Less dividends and distributions from:
Net investment income	(0.061)	(0.107)

Total dividends and distributions	(0.061)	(0.107)

Net asset value, end of period	$ 9.757	$ 10.274

Total return [3]	(4.44%)	3.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 757	$ 597
Ratio of expenses to average net assets[4]	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed [4]	0.87%	1.81%
Ratio of net investment income to average net assets	0.66%	0.68%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.11%)	(1.03%)
Portfolio turnover	4%	22%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

4 Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
	Year Ended 12/31/2015	5/1/2014 [1] to 12/31/2014

Net asset value, beginning of period	$ 10.275	$ 10.000
Income (loss) from investment operations:
Net investment income [2]	0.032	0.023
Net realized and unrealized gain (loss)	(0.524)	0.334

Total from investment operations	(0.492)	0.357

Less dividends and distributions from:
Net investment income	(0.024)	(0.082)

Total dividends and distributions	(0.024)	(0.082)

Net asset value, end of period	$ 9.759	$ 10.275

Total return [3]	(4.78%)	3.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 72,048	$ 11,970
Ratio of expenses to average net assets [4]	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.22%	2.16%
Ratio of net investment income to average net assets	0.31%	0.33%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.46%)	(1.38%)
Portfolio turnover	4%	22%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

4 Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
5/1/2015 [1] to 12/31/2015
Net asset value, beginning of period	$ 10.000
Income from investment operations:
Net investment income [2]	0.028
Net realized and unrealized loss	(0.927)

Total from investment operations	(0.899)

Less dividends and distributions from:
Net investment income	(0.023)
Return of capital	(0.002)

Total dividends and distributions	(0.025)

Net asset value, end of period	$ 9.076

Total return [3]	(8.99%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 501
Ratio of expenses to average net assets	0.85%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.09%
Ratio of net investment income to average net assets	0.45%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.21%
Portfolio turnover	41%

1 Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class
5/1/2015 [1] to 12/31/2015
Net asset value, beginning of period	$ 10.000
Income from investment operations:
Net investment income [2]	0.013
Net realized and unrealized loss	(0.926)

Total from investment operations	(0.913)

Less dividends and distributions from:
Net investment income	(0.007)
Return of capital	(0.002)

Total dividends and distributions	(0.009)

Net asset value, end of period	$ 9.078

Total return [3]	(9.13%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 33,349
Ratio of expenses to average net assets	1.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.34%
Ratio of net investment income to average net assets	0.20%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.04%)
Portfolio turnover	41%

1 Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/2015 [1]	12/31/2014	12/31/2013	12/31/2012 [2]	12/31/2011
Net asset value, beginning of period	$12.639	$13.635	$11.109	$10.431	$11.288
Income (loss) from investment operations:
Net investment income (loss) [3]	0.018	(0.044)	(0.057)	(0.014)	(0.036)
Net realized and unrealized gain (loss)	(0.548)	(0.952)	2.800	0.692	(0.821)

Total from investment operations	(0.530)	(0.996)	2.743	0.678	(0.857)

Less dividends and distributions from:

Net realized gain	(0.141)	—	(0.217)	—	—

Total dividends and distributions	(0.141)	—	(0.217)	—	—

Net asset value, end of period	$11.968	$12.639	$13.635	$11.109	$10.431

Total return [4]	(4.20%)	(7.31%)	24.82%	6.50%	(7.59%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,752	$22,489	$20,774	$16,610	$17,721
Ratio of expenses to average net assets	0.80%	0.84%	0.91%	0.95%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.85%	0.86%	0.95%	1.02%	1.00%
Ratio of net investment income (loss) to average net assets	0.14%	(0.34%)	(0.46%)	(0.13%)	(0.31%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.09%	(0.36%)	(0.50%)	(0.20%)	(0.38%)
Portfolio turnover	148%	149%	140%	231%	113%

1 Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

2 Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors LLC, replaced Turner Investments L.P. as the Fund’s sub-adviser.

3 The average shares outstanding method has been applied for per share information.

4 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

	LVIP Blended Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/2015 [1]	12/31/2014	12/31/2013	12/31/2012 [2]	12/31/2011
Net asset value, beginning of period	$12.388	$13.398	$10.946	$10.304	$11.178
Income (loss) from investment operations:
Net investment loss [3]	(0.014)	(0.074)	(0.088)	(0.041)	(0.064)
Net realized and unrealized gain (loss)	(0.535)	(0.936)	2.757	0.683	(0.810)

Total from investment operations	(0.549)	(1.010)	2.669	0.642	(0.874)

Less dividends and distributions from:

Net realized gain	(0.141)	—	(0.217)	—	—

Total dividends and distributions	(0.141)	—	(0.217)	—	—

Net asset value, end of period	$11.698	$12.388	$13.398	$10.946	$10.304

Total return [4]	(4.44%)	(7.55%)	24.52%	6.23%	(7.83%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$306,375	$265,783	$178,054	$42,985	$36,278
Ratio of expenses to average net assets	1.05%	1.09%	1.16%	1.20%	1.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.10%	1.11%	1.20%	1.27%	1.25%
Ratio of net investment loss to average net assets	(0.11%)	(0.59%)	(0.71%)	(0.38%)	(0.56%)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.16%)	(0.61%)	(0.75%)	(0.45%)	(0.63%)
Portfolio turnover	148%	149%	140%	231%	113%

1 Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

2 Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors LLC, replaced Turner Investments L.P. as the Fund’s sub-adviser.

3 The average shares outstanding method has been applied for per share information.

4 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

SHAREHOLDER AND VOTING INFORMATION

Share Ownership

The number of shares of each class of the Funds that were outstanding as of the Record Date is listed in the table in Exhibit D. Contract Owners that had an Account allocated to an Acquired Fund as of the Record Date are entitled to instruct Lincoln Life and Lincoln New York, as applicable, on the manner in which to vote shares attributable to their variable annuity contract or variable life insurance policy at the Meeting. Record Date shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

To the Trust’s knowledge, as of the Record Date, no person, except as set forth in the table at Exhibit E, owned of record 5% or more of the outstanding shares of any class of any Fund. On the Record Date, no nominee or Trustee or executive officer of the Trust owned any separate account units attributable to more than 1% of the assets of any class of any Fund.

To the extent that any shares of a Fund are owned directly by a Fund that operates as a “fund of funds” those shares will be voted directly by the fund of funds in the same proportion as all other votes received from the other holders of the underlying Funds’ shares (so called “echo voting”).

Voting Information

In addition to the solicitation of voting instruction cards by mail, the Trust’s officers and employees, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust will also engage a third-party vendor to solicit proxies from Contract Owners or shareholders. The agreement between Georgeson Inc. (doing business as Computershare Fund Services) and Lincoln Life states that Computershare Fund Services will provide proxy solicitation and tabulation services for an approximate fee, including out-of-pocket expenses, of approximately $9,000 for LVIP VIP Mid Cap Managed Volatility Portfolio and approximately $5,000 for LVIP BlackRock U.S. Opportunities Managed Volatility Fund.

At the Meeting, Lincoln Life and Lincoln New York will vote each Acquired Fund’s shares held in the Accounts, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Funds by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an Insurance Company how to vote is determined by applying the Contract Owner’s percentage interest in a Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing Lincoln Life and Lincoln New York, as applicable, how to vote is determined as one vote for each share. To the extent that any Fund shares are owned directly by a Fund that operates as a “fund of funds,” such fund of funds will “echo” vote those shares directly in the same proportion as all other votes received from the other holders of the underlying Fund’s shares.

Lincoln Life and Lincoln New York will respectively vote (i) shares owned by Lincoln Life and Lincoln New York; and (ii) each Acquired Fund’s shares held by the Accounts for which no timely instructions are received, in proportion to the voting instructions which are received with respect to such Fund even if only a small number of Contract Owners provide voting instructions. Therefore, the vote of a small number of shareholders can affect the overall outcome since those fewer votes have a proportional impact.

All properly executed voting instruction cards received in time for the Meeting will be voted as specified in the voting instruction card. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the applicable proposals considered at the Meeting.

Revocation of Voting Instructions and Proxies.

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Trust’s Secretary (at the Trust’s address provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by sending a written notice to the Trust’s Secretary (at the Trust’s address provided on the cover page of this Proxy Statement/Prospectus) expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposals in this Proxy Statement/Prospectus. With respect to each proposal the holders of 33 1⁄3% of the outstanding shares of the applicable Fund, as appropriate on the Record Date, present in person or by proxy at the Meeting shall constitute a quorum. Shares that are subject to “echo” voting by Lincoln Life and Lincoln New York will be counted for purposes of determining quorum.

Effect of Abstentions and Broker Non-Votes

Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will have no effect on the Proposal or any proposal to adjourn the Meeting.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the proposals and the proposals are the only items being submitted to shareholders for approval at the Meeting, the Trust does not expect there to be any broker non-votes on the proposals.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to the Trust or one or more of the Funds on any (but not all) of the proposals prior to any adjournment as to which sufficient votes have been received for approval.

Other Business

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life and Lincoln New York intend to vote each Fund’s shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed voting instruction card will vote their proxies in their discretion on any other items (other than the proposals) that properly come before the Meeting.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Trust’s Bylaws, and pursuant to applicable law, special meetings are called as required. Contract Owners or shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the affected Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Trust’s Secretary at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before a Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York or any unaffiliated provider or the Trust’s Secretary.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to LVIP Board of Trustees, c/o The Lincoln National Insurance Company at P. O. Box 2340, Fort Wayne, Indiana 46802. Without opening any such correspondence, the Trust’s management will promptly forward all such correspondence to the intended recipient(s).

Appendix A: Form of Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [        ], 2016 by Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust with its principal place of business at 1300 S. Clinton Street, Fort Wayne, Indiana 46802, on behalf of each of its investment series listed in Exhibit A hereto (each an “Acquiring Fund” or an “Acquired Fund,” as applicable), with respect to the reorganization transaction described herein.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986 (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of each Acquired Fund to each corresponding Acquiring Fund in exchange solely for voting shares of beneficial interest of such Acquiring Fund as shown in Exhibit A hereto (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each Acquired Fund and Acquiring Fund are separate investment series of a registered open-end investment management company and each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of each Acquired Fund for corresponding Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Funds by such Acquiring Funds, as described in paragraph 1.3 herein, is in the best interests of each Acquiring Fund and its shareholders and that the interests of the existing shareholders of each Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Trust has also determined that the exchange of all of the assets of each Acquired Fund for corresponding Acquiring Fund Shares and the assumption of the liabilities of the Acquired Funds by such Acquiring Funds, as described in paragraph 1.3 herein, is in the best interests of each Acquired Fund and its shareholders and that the interests of the existing shareholders of each Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Trust, on behalf of each of the Acquiring Funds and the Acquired Funds, respectively, hereby covenants and agrees as follows:

1.	TRANSFER OF ASSETS AND LIABILITIES OF THE ACQUIRED FUNDS TO THE CORRESPONDING ACQUIRING FUNDS IN EXCHANGE FOR ACQUIRING FUND SHARES, AND THE LIQUIDATION OF THE ACQUIRED FUNDS

1.1.        Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and such Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares as of the time and date set forth in paragraph 2.1 and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.        The assets of each Acquired Fund to be acquired by an Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.        Each Acquiring Fund shall assume all of the liabilities of the corresponding Acquired Fund. Each Acquired Fund shall deliver to the corresponding Acquiring Fund the Acquired Fund’s Statement of Assets and Liabilities as of the Closing Date pursuant to paragraph 7.2 hereof.

1.4.        On or as soon as practicable prior to the Closing Date, each Acquired Fund will declare and pay to its respective shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5.        Immediately after the transfer of assets provided for in paragraph 1.1, each Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to the classes of shares listed in Exhibit A, determined as of immediately after the close of business on the Closing Date (after giving effect to all redemptions received in good order on the Closing Date), on a pro rata basis within each class, the Acquiring Fund Shares of the class received by the Acquired Fund pursuant to paragraph 1.1 (as listed in Exhibit A) and (ii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of each class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of such classes of Acquiring Fund Shares to be so credited to such Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that class owned by such shareholders on the Closing Date. All issued and outstanding classes of Acquired Fund shares as listed in Exhibit A will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing such Acquiring Fund Shares in connection with such exchange.

1.6.        Ownership of Acquiring Fund Shares of each Acquiring Fund will be shown on its books. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.7.        Any reporting responsibility of an Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8.        As soon as reasonably practicable after the Closing Date, each Acquired Fund shall make all filings and take all steps as shall be necessary and proper to effect its complete dissolution.

2.	VALUATION

2.1.        The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange (and after the declaration of any dividends and after giving effect to all redemptions received in good order on the Closing Date) (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust and then-current prospectus and statement of additional information with respect to the relevant Acquiring Funds, and valuation procedures established by the Trust’s Board of Trustees (the “Board”).

2.2.        All computations of value shall be made by the Trust’s accounting agent and shall be subject to review by the Trust’s independent registered public accounting firm.

3.	CLOSING AND CLOSING DATE

3.1.        The Closing Date shall be [November 8], 2016, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2.        The Trust shall direct The Bankof New York Mellon, as custodian for the Acquired Funds (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets shall have been delivered in proper form to each Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Trust, on behalf of each Acquired Fund, shall direct the Custodian to deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)) in which the Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by an Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.        The Trust shall direct The Lincoln National Life Insurance Company, as transfer agent for the Acquired Funds (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that: (i) its records contain the names and addresses of the Acquired Fund Shareholders, and (ii) the number and percentage ownership of outstanding shares (of the classes listed in Exhibit A) owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the corresponding Acquired Fund, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the corresponding Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.        In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.        The Trust, on behalf of each Acquired Fund, represents and warrants to the Acquiring Funds as follows:

  (a)        Each Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws, to own all of its properties and assets and to carry on its business as it is presently being conducted;

  (b)        The Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of each Acquired Fund under the Securities Act of 1933 (the “1933 Act”), is in full force and effect;

  (c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by each Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and the 1940 Act and such as may be required by state securities or blue sky laws;

  (d)        The current prospectuses and statement of additional information of each Acquired Fund and each prospectus and statement of additional information of each Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (e)        On the Closing Date, each Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, each Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Funds;

  (f)        No Acquired Fund is engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of each Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Funds; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of each Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Funds;

  (g)        All material contracts or other commitments of each Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability, or will be continued with respect to each such Acquired Fund as of the Closing Date;

  (h)        Except as otherwise disclosed in writing by the Trust, on behalf of the Acquiring Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, an Acquired Fund, or any of the Trust’s or an Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as otherwise disclosed in writing by the Trust, on behalf of each Acquiring Fund, the Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (i)        The Statement of Assets and Liabilities and Portfolio of Investments of each Acquired Fund as of December 31, 2015, and the related Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the periods then ended, have been audited by Ernst & Young, an independent registered public accounting firm, included in its report dated February 23, 2016, and are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of each Acquired Fund as of such date, and the results of its operations and the changes in its net assets for the year then ended, in accordance with U.S. GAAP, and there are no known material contingent liabilities of any Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

  (j)        The Trust, on behalf of each Acquiring Fund, has been furnished with an unaudited Statement of Assets and Liabilities and Portfolio of Investments of each Acquired Fund as of June 30, 2016, and the related unaudited Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the six-month period then ended. These statements are in accordance with U.S. GAAP and present fairly, in all material respects, the financial position of each Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known material contingent liabilities of any Acquired Fund as of such date not disclosed therein;

  (k)        Since December 31, 2015, there have not been any material adverse changes in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by an Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, in each case except as otherwise disclosed to the Acquiring Funds (for the purposes of this subparagraph (k), a decline in net asset value per share of an Acquired Fund due to declines in market values of securities in such Acquired Fund’s portfolio, the discharge of such Acquired Fund’s liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

  (l)        On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of each Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (m)        For each taxable year of its operation (including the taxable year ending on the Closing Date), each Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that will have accrued through the Closing Date;

  (n)        All issued and outstanding shares of each Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust, and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of each Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of each Acquired Fund, as provided in paragraph 3.3 of this Agreement. No Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of an Acquired Fund, nor is there outstanding any security convertible into any Acquired Fund shares;

  (o)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of the Trust, on behalf of each Acquired Fund, and this Agreement will constitute a valid and binding obligation of such Acquired Fund, enforceable against such Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

  (p)        The information to be furnished by each Acquired Fund for use in the registration statement and other documents filed or to be filed by the Trust with any federal, state or local regulatory authority that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects.

4.2.        The Trust, on behalf of each Acquiring Fund, represents and warrants to the Acquired Funds as follows:

  (a)        Each Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws to own all of its properties and assets and to carry on its business as it is presently being conducted;

  (b)        The Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of each Acquiring Fund under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

  (c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by an Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)        The current prospectuses and statement of additional information of each Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (e)        No Acquiring Fund is engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of each Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Funds; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of each Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Funds;

  (f)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, an Acquiring Fund, or any of the Trust’s or an Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of each Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (g)        All issued and outstanding shares of each Acquiring Fund are, and on the Closing Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. No Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

  (h)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of the Trust, on behalf of each Acquiring Fund, and this Agreement will constitute a valid and binding obligation of each Acquiring Fund, enforceable against such Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (i)        The Acquiring Fund Shares to be issued and delivered to an Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement (as listed in Exhibit A), will, on the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

  (j)        The Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

  (k)        No Acquiring Fund has any unamortized or unpaid organizational fees or expenses;

  (l)        On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of each Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns; and

  (m)        For each taxable year of its operation, each Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will be eligible to do so and will do so for the taxable year including the Closing Date.

5.	COVENANTS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

5.1.        Each Acquiring Fund and each Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, without limitation, purchases and sales of portfolio securities, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.        Each Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder (as listed in Exhibit A) are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.        Each Acquired Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4.        Subject to the provisions of this Agreement, each Acquiring Fund and each Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.        As soon as is reasonably practicable after the Closing, each Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares (as listed in Exhibit A) received at the Closing.

5.6.        Each Acquiring Fund and each Acquired Fund shall use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.7.        The Trust, on behalf of each Acquired Fund, covenants that it will, from time to time after the Closing, as and when reasonably requested by the Acquiring Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of each Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm: (a) the Trust’s, on behalf of each Acquired Fund’s, title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) the Trust’s, on behalf of each Acquiring Fund’s, title to and possession of all the Assets.

5.8.        Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS

The obligations of the Trust, on behalf of each Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of each Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.        All representations and warranties of the Trust, on behalf of each Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.        The Trust, on behalf of each Acquiring Fund, shall have delivered to each Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of each Acquiring Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.        The Trust, on behalf of each Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of each Acquiring Fund, on or before the Closing Date; and

6.4.        Each Acquired Fund and each Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

The obligations of the Trust, on behalf of each Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of each Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.        All representations and warranties of the Trust, on behalf of each Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.        The Trust, on behalf of each Acquired Fund, shall have delivered to each Acquiring Fund a statement of the corresponding Acquired Fund’s assets and liabilities, together with a list of portfolio securities of the Acquired Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3.        The Trust, on behalf of each Acquired Fund, shall have delivered to each Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of each Acquired Fund, made in this Agreement are, in all material respects, true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.        The Trust, on behalf of each Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of each Acquired Fund, on or before the Closing Date; and

7.5.        Each Acquired Fund and each Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement.

7.6.        Prior to the Closing Date, each Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing: (i) all of the Acquired Fund’s investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and all of its net realized capital gains for the taxable year ending on the Closing Date (computed without regard to any deduction for dividends paid); and (ii) any undistributed investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and net realized capital gains from any prior period to the extent not otherwise already distributed.

7.7.        The Trust, on behalf of each Acquired Fund, shall have furnished to each Acquiring Fund, a certificate, signed by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of each Acquired Fund of the securities delivered to an Acquiring Fund pursuant to this Agreement computed in accordance with applicable sections of the Code and, with respect to securities, showing a breakdown by purchase lot.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to each Acquired Fund or with respect to each Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.        On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2.        All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions; and

8.3.        The parties shall have received one or more opinions of Dechert LLP, dated on or before the Closing Date, substantially to the effect that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for United States federal income tax purposes with respect to contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinions”). For purposes of rendering the Tax Opinions, Dechert LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement/prospectus and statement of additional information included in the registration statement filed on Form N-14 by Lincoln Variable Insurance Products Trust under the 1933 Act with respect to the Reorganization, as well as upon such other written representations verified as of the Closing Date. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph.

9.	INDEMNIFICATION

9.1.        The Trust, out of the Acquiring Funds’ assets and property, agrees to indemnify and hold harmless the Acquired Funds from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which an Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by any Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2.        The Trust, out of the Acquired Funds’ assets and property, agrees to indemnify and hold harmless the Acquiring Funds from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which an Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by any Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	BROKERAGE FEES AND EXPENSES

10.1.        The Trust, on behalf of each Acquiring Fund and each Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.        The expenses relating to the Reorganization will be borne by the Acquiring Funds and the Acquired Funds, subject to applicable expense limitation agreements. The costs of the Reorganization shall include, but not be limited to, legal fees and accounting fees with respect to the Reorganization, and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.        The Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Funds or the Acquired Funds, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust’s Board, on behalf of either an Acquiring Fund or an Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either an Acquiring Fund or an Acquired Fund.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Funds at:

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, Indiana 46802

Attn: Kevin J. Adamson, COO

With copies to:

Lincoln Investment Advisors Corporation

150 N. Radnor Chester Road

Radnor, PA 19087

Attn: Jill R. Whitelaw, Chief Counsel, Funds

Management

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Lincoln Variable Insurance Products Trust, on behalf of the Funds listed in Exhibit A

By:
Name:	Jayson Bronchetti
Title:	President

EXHIBIT A

ACQUIRED FUND	ACQUIRING FUND
LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP Blended Mid Cap Managed Volatility Fund
Standard Class	Standard Class
Service Class	Service Class

ACQUIRED FUND	ACQUIRING FUND
LVIP BlackRock U.S. Opportunities Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund
Standard Class	Standard Class
Service Class	Service Class

ACQUIRED FUND	ACQUIRING FUND
LVIP BlackRock Emerging Markets Managed Volatility Fund	LVIP SSGA International Managed Volatility Fund
Standard Class	Standard Class
Service Class	Service Class

Appendix B: Security Ownership of Certain Beneficial Owners

Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with voting instructions received by owners of the Variable Contracts.

As of the Record Date, except as set forth below, to the Trust’s knowledge, no person, other than LNL and its affiliates, owned beneficially or of record 5% or more of the outstanding shares of a class of a Fund.

Fund	Name and Address	Number of Shares	Percentage of Ownership of Fund Before the Reorganizations	Percentage of Ownership of Combined Focused Cap Fund after the Reorganizations
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]

B-1

STATEMENT OF ADDITIONAL INFORMATION

Dated [            ]

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement/Prospectus dated [            ], relating specifically to the proposed transfer of all of the assets of each of the LVIP VIP Mid Cap Managed Volatility Portfolio and the LVIP BlackRock U.S. Opportunities Managed Volatility Fund (each, an “Acquired Fund”) to, and the assumption of the liabilities of each Acquired Fund by, the LVIP Blended Mid Cap Managed Volatility Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of each of the Acquired Funds (the “Reorganization”). The Reorganization is proposed to occur pursuant to a Plan of Reorganization, subject to approval by the shareholders of each Acquired Fund. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. Each of the Acquired Funds and the Acquiring Fund is a series of Lincoln Variable Insurance Products Trust (the “Trust”).

To obtain a copy of the Proxy Statement/Prospectus, please call 1-800-4LINCOLN (454-6265) or write to the Trust at the address above.

Information Incorporated by Reference

This SAI incorporates by reference the following documents as filed with the Securities and Exchange Commission (File Nos. 333-70742 and 811-08090):

•	The Prospectus and Statement of Additional Information of the Trust, each dated May 1, 2016 (SEC Accession No. 0001193125-16-569361), as supplemented (SEC Accession No. 0001193125-16-570758), with respect to the Acquiring Fund and the Acquired Funds. The Statement of Additional Information includes information about the Trust’s other funds that is not relevant to the Reorganizations, which information is not incorporated herein. Please disregard that information.
•	The Annual Report to Shareholders of the Trust for the fiscal year ended December 31, 2015 (SEC Accession No. 0001193125-16-489707) with respect to the Acquiring Fund and the Acquired Funds, which includes Audited Financial Statements of the Trust for the fiscal year ended December 31, 2015, with respect to the Acquiring Fund and the Acquired Funds. The Annual Report includes information about the Trust’s other funds that is not relevant to the Reorganizations, which information is not incorporated herein. Please disregard that information

1

Pro Forma Financial Statements relating to the Reorganizations

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Funds and Acquiring Fund as of December 31, 2015, using the fees and expenses information based on the 12 months ended December 31, 2015 for the Acquiring Fund and the Acquired Funds. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Funds and Acquiring Fund, which are available in their annual and semi-annual shareholder reports. The Reorganization of each Acquired Fund into the Acquiring Fund is not contingent upon the other Acquired Fund’s Reorganization.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1 — Reorganizations

The unaudited pro forma information has been prepared to give effect to the proposed reorganizations of the Acquired Fund into the Acquiring Fund pursuant to Agreement and Plan of Reorganization as if the Reorganization occurred on January 1, 2015. Each of the Funds is a series of Lincoln Variable Insurance Products Trust.

Acquiring Fund: LVIP Blended Mid Cap Managed Volatility Fund

Acquired Funds: LVIP VIP Mid Cap Managed Volatility Portfolio and LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Note 2 — Basis of Pro Forma

The Reorganizations will be accounted for as taxable reorganizations for federal income tax purposes; however, no gain or loss will be recognized by Fund shareholders as a direct result of the Reorganizations because the Funds are available for investment only in tax-deferred variable annuity products. The Acquired Fund and the Acquiring Funds are each registered open-end management investment companies. The Reorganizations would be accomplished by the transfer of the assets and the liabilities of the Acquired Funds to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the shareholders of the respective Acquired Fund, in complete liquidation of the Acquired Fund followed by the termination of the Acquired Fund.

The following table shows the shares that Acquired Fund shareholders would have received had the Reorganizations occurred on December 31, 2015. For holders of LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class shares, the Acquiring Fund shares issued would be Merger Class shares.

	LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP BlackRock U.S. Opportunities Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund	Pro Forma Adjustments	LVIP Blended Mid Cap Managed Volatility Fund (pro forma)
Shares Outstanding
Standard Class	77,625	55,160	1,901,110	(90,982) [1]	1,942,913
Service Class	7,382,494	3,673,704	26,191,070	(2,049,980) [1]	35,197,288
Merger Class	n/a	n/a	n/a [3]	63,270 [2,3]	63,270
1.	Reflects new shares issued, net of retired shares of the LVIP VIP Mid Cap Managed Volatility Portfolio and the LVIP BlackRock U.S. Opportunities Managed Volatility Fund.
2.	Standard Class shares of LVIP VIP Mid Cap Managed Volatility Portfolio will merge into the Merger Class of the LVIP Blended Mid Cap Managed Volatility Fund.
3.	As of December 31, 2015, the Merger Class had not commenced operations. NAV per share as of the close of the Reorganizations will be equal to that of the Standard Class NAV per share.

The following table shows the shares that Acquired Fund shareholders would have received if only the Reorganization of LVIP VIP Mid Cap Managed Volatility Portfolio occurred on December 31, 2015.

	LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP Blended Mid Cap Managed Volatility Fund	Pro Forma Adjustments	LVIP Blended Mid Cap Managed Volatility Fund (pro forma)
Shares Outstanding
Standard Class	77,625	1,901,110	(77,625) [1]	1,901,110
Service Class	7,382,494	26,191,070	(1,225,010) [1]	32,348,554
Merger Class	n/a	n/a [3]	63,270 2, [3]	63,270 [2,3]
1.	Reflects new shares issued, net of retired shares of the LVIP VIP Mid Cap Managed Volatility Portfolio.
2.	Standard Class shares of LVIP VIP Mid Cap Managed Volatility Portfolio will merge into the Merger Class of the LVIP Blended Mid Cap Managed Volatility Fund.
3.	As of December 31, 2015, the Merger Class had not commenced operations. NAV per share as of the close of the Reorganization will be equal to that of the Standard Class NAV per share.

The following table shows the shares that Acquired Fund shareholders would have received if only the Reorganization of LVIP BlackRock U.S. Opportunities Managed Volatility Fund occurred on December 31, 2015.

	LVIP BlackRock U.S. Opportunities Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund	Pro Forma Adjustments	LVIP Blended Mid Cap Managed Volatility Fund (pro forma)
Shares Outstanding
Standard Class	55,160	1,901,110	(13,356) [1]	1,942,914
Service Class	3,673,704	26,191,070	(824,816) [1]	29,039,958
1.	Reflects new shares issued, net of retired shares of the LVIP BlackRock U.S. Opportunities Managed Volatility Fund.

The following table shows the net assets of the Funds as of December 31, 2015 and on a pro forma basis assuming the Reorganizations had occurred on December 31, 2015.

	LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP BlackRock U.S. Opportunities Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund	Pro Forma Adjustments	LVIP Blended Mid Cap Managed Volatility Fund (pro forma)
Net Assets
Standard Class	$757,397	$500,646	$22,752,398	$(761,612) [1,3]	$23,248,829
Service Class	$72,047,795	$33,348,545	$306,374,830	(113,820) [3]	$411,657,350
Merger Class	n/a	n/a	n/a [2]	757,081 [1,3]	$757,081
Total	$72,805,192	$33,849,191	$329,127,228	$(118,350)	$435,663,261
1.	Standard Class shares of LVIP VIP Mid Cap Managed Volatility Portfolio will merge into the Merger Class of the LVIP Blended Mid Cap Managed Volatility Fund.
2.	As of December 31, 2015, the Merger Class had not commenced operations. NAV per share as of the close of the Reorganizations will be equal to that of the Standard Class NAV per share.
3.	Reduction in assets reflects the estimated expenses of the Reorganizations.

The following table shows the net assets of the Funds as of December 31, 2015 and on a pro forma basis assuming only the Reorganization of LVIP VIP Mid Cap Managed Volatility Portfolio had occurred on December 31, 2015.

	LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP Blended Mid Cap Managed Volatility Fund	Pro Forma Adjustments	LVIP Blended Mid Cap Managed Volatility Fund (pro forma)
Net Assets
Standard Class	$757,397	$22,752,398	$(761,183) [1,3]	$22,748,612
Service Class	$72,047,795	$306,374,830	(85,249) [3]	$378,337,376
Merger Class	n/a	n/a [2]	757,081 [1,3]	$757,081
Total	$72,805,192	$329,127,228	$(89,350)	$401,843,070
1.	Standard Class shares of LVIP VIP Mid Cap Managed Volatility Portfolio will merge into the Merger Class of the LVIP Blended Mid Cap Managed Volatility Fund.
2.	As of December 31, 2015, the Merger Class had not commenced operations. NAV per share as of the close of the Reorganization will be equal to that of the Standard Class NAV per share.
3.	Reduction in assets reflects the estimated expenses of the Reorganization.

The following table shows the net assets of the Funds as of December 31, 2015 and on a pro forma basis assuming only the Reorganization of LVIP BlackRock U.S. Opportunities Managed Volatility Fund had occurred on December 31, 2015.

	LVIP BlackRock U.S. Opportunities Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund	Pro Forma Adjustments	LVIP Blended Mid Cap Managed Volatility Fund (pro forma)
Net Assets
Standard Class	$500,646	$22,752,398	$(4,531) 1	$23,248,513
Service Class	$33,348,545	$306,374,830	(83,802) 1	$339,639,573
Total	$33,849,191	$329,127,228	$(88,333)	$362,888,086
1.	Reduction in assets reflects the estimated expenses of the Reorganization.

2

Note 3 — Pro Forma Expense Adjustments

The tables below reflect adjustments to annual expenses made to the Pro Forma Combined Fund financial information as if the Reorganizations had been in effect on the first day of the 12-month period ended December 31, 2015 using the fees and expenses information shown in the Joint Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Funds and the Acquiring Fund and has been prepared in accordance with U.S. GAAP which require management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

For the Reorganization of LVIP VIP Mid Cap Managed Volatility Portfolio:

	Fee and Expense Increase (Decrease)
Expenses	Pro forma Adjustments Dollars	Pro forma Adjustment Percentage [1]	Note
Management fees	$ (15,965)	0.00%	2,4
Distribution fees-Service Class	(42,665)	-0.01%	6
Accounting and administration expenses	(130,485)	-0.03%	3
Reports and statements to shareholders	-
Professional fees	(19,140)	0.00%	3,4
Custodian fees	(943)	0.00%	3,4
Trustees’ fees and expenses	-
Consulting fees	-
Pricing fees	(173)	0.00%	3,4
Other	201	0.00%	4
Total	(209,169)	-0.05%

Less management fees waived	309,034	0.08%	2
Less expense reimbursement	58,239	0.01%	5
Total operating expenses	$ 158,104	0.04%

1 - Percentages presented are the increase/(decrease) in expense divided by the Pro forma Combined Fund average net assets.

2 - Reflects the impact of applying the Acquiring Fund’s management fee rates following the Reorganization to the combined fund’s average net assets.

3 - Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.

4 - Percentage rounds to less than 0.005%.

5 - Reflects the decrease in expense reimbursement payments the advisor would have made to the combined fund if the Reorganization had occurred on the first day of the 12-month period ended December 31, 2015.

6 - Reflects the difference in the Distribution Fees of the LVIP VIP Mid Cap Managed Volatility Portfolio (0.35%) and the Acquiring Fund (0.25%).

3

For the Reorganization of LVIP BlackRock U.S. Opportunities Managed Volatility Fund6:

	Fee and Expense Increase (Decrease)
Expenses	Pro forma Adjustments Dollars	Pro forma Adjustment Percentage [1]	Note
Management fees	$ (10,352)	0.00%	2,4
Distribution fees-Service Class	-
Accounting and administration expenses	(98,728)	-0.03%	3
Reports and statements to shareholders	-
Professional fees	(21,220)	-0.01%	3
Custodian fees	(7,566)	0.00%	3,4
Trustees’ fees and expenses	-
Consulting fees	-
Pricing fees	(310)	0.00%	3,4
Other	191	0.00%	4
Total	(137,985)	-0.04%

Less management fees waived	41,239	0.01%	2
Less expense reimbursement	27,623	0.01%	5
Total operating expenses	$ (69,123)	-0.02%

1 - Percentages presented are the increase/(decrease) in expense divided by the Pro forma Combined Fund average net assets.

2 - Reflects the impact of applying the Acquiring Fund’s management fee rates following the Reorganization to the combined fund’s average net assets.

3 - Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.

4 - Percentage rounds to less than 0.005%.

5 - Reflects the decrease in expense reimbursement payments the advisor would have made to the combined fund if the Reorganization had occurred on the first day of the 12-month period ended December 31, 2015.

6 - Acquired Fund commenced operations on May 1, 2015; the pro forma adjustments and combined average net assets reflect the Acquired Fund’s operations for the period May 1, 2015 to December 31, 2015.

For Both Reorganizations6:

	Fee and Expense Increase (Decrease)
Expenses	Pro forma Adjustments Dollars	Pro forma Adjustment Percentage [1]	Note
Management fees	$ (26,820)	-0.01%	2
Distribution fees-Service Class	(42,665)	-0.01%	7
Accounting and administration expenses	(133,894)	-0.03%	3
Reports and statements to shareholders	-
Professional fees	(40,360)	-0.01%	3
Custodian fees	(8,536)	0.00%	3,4
Trustees’ fees and expenses	-
Consulting fees	-
Pricing fees	(484)	0.00%	3,4
Other	202	0.00%	4
Total	(252,557)	-0.06%

Less management fees waived	304,453	0.07%	2
Less expense reimbursement	85,862	0.02%	5
Total operating expenses	$ 137,758	0.03%

4

1 - Percentages presented are the increase/(decrease) in expense divided by the Pro forma Combined Fund net assets.

2 - Reflects the impact of applying the Acquiring Fund’s management fee rates following the Reorganizations to the combined fund’s average net assets.

3 - Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.

4 - Percentage rounds to less than 0.005%.

5 - Reflects the decrease in expense reimbursement payments the advisor would have made to the combined fund if the Reorganizations had occurred on the first day of the 12-month period ended December 31, 2015.

6 - The LVIP BlackRock U.S. Opportunities Managed Volatility Fund commenced operations on May 1, 2015; the pro forma adjustments and combined average net assets reflect the Acquired Fund’s operations for the period May 1, 2015 to December 31, 2015.

7 - Reflects the difference in the Distribution Fees of the LVIP VIP Mid Cap Managed Volatility Portfolio (0.35%) and the Acquiring Fund (0.25%).

No significant accounting policies will change as a result of the Reorganizations, including policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No material changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

Note 4 — Portfolio Repositioning

Prior the Reorganizations, it is anticipated that each Acquired Fund will sell its portfolio of securities. The ensuing cash will be transferred to the Acquiring Fund in the Reorganizations, and will be utilized to increase the size of positions in securities held by the Acquiring Fund at the time of the Reorganizations. As a result, it is expected that the Acquiring Fund’s portfolio post-Reorganization will resemble as nearly as possible the Acquiring Fund’s portfolio pre-Reorganization.

The portfolio liquidation by LVIP BlackRock U.S. Opportunities Managed Volatility Fund would have resulted in realized losses of approximately $651,308 for financial reporting purposes and $874,701 on a tax basis if the securities had been sold as of December 31, 2015. The portfolio liquidation by LVIP VIP Mid Cap Managed Volatility Portfolio would have resulted in realized losses of approximately $4,349,119 for financial reporting purposes and $4,428,610 on a tax basis if the securities had been sold as of December 31, 2015. The portfolio liquidation by an Acquired Fund may result in a dividend and/or distribution to the Acquired Fund’s shareholders immediately before its Reorganization. Such dividend is not expected to be taxable to Contract Owners for federal income tax purposes.

Note 5 — Reorganization Costs

Except for brokerage and portfolio transition costs, if any, incurred in connection with the Reorganizations, Lincoln Investment Advisors Corporation, the Acquiring Fund, and the applicable Acquired Fund will each pay one third of the expenses of the applicable Reorganization. However, the LVIP VIP Mid Cap Managed Volatility Portfolio’s non-brokerage costs will be limited to $30,333 and the LVIP BlackRock U.S. Opportunities Managed Volatility Fund’s non-brokerage costs will be limited to $29,000. Non-brokerage costs include costs such as mailings, proxy solicitations, legal costs, and auditing costs. Each Acquired Fund will pay any brokerage and transition costs incurred in connection with the liquidation of its portfolio as part of the applicable Reorganization. Brokerage and portfolio transition costs are expected to be $0 in connection with the LVIP VIP Mid Cap Managed Volatility Portfolio Reorganization (because this Fund is a fund of funds) and approximately $20,000 in connection with the LVIP BlackRock U.S. Opportunities Managed Volatility Fund Reorganization.

5

Note 6 — Accounting Survivor

The Acquiring Fund will be the accounting survivor of each Reorganization whose financial performance will be carried over for financial reporting purposes. The surviving fund will have the portfolio manager, portfolio composition, investment goal, expense structure and investment policies and limitations of the Acquiring Fund.

Note 7 — Capital Loss Carryforwards

As of December 31, 2015, the Acquired Funds had unused capital loss carryforwards. The Acquiring Fund may be limited in its ability to use such carryforwards in any one year. Based on December 31, 2015 net assets, the Acquiring Fund would be able to use the remainder of the Acquired Funds’ capital loss carryforwards by the end of its taxable year 2017. The Funds expect this limitation to have no federal tax impact on Contract Owners because all Fund shares are held through tax-deferred variable annuity and life insurance products.

6

PART C: OTHER INFORMATION

Item 15.	Indemnification

As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 and pursuant to Article VII, Section 2 of the Trust’s Agreement and Declaration of Trust (Exhibit 28(a) to the Registration Statement) and Article VI of the Trust’s By-Laws (Exhibit 28(b) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Trust, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands. The Independent Trustees have entered into an Indemnification Agreement with the Trust which obligates the Trust to indemnify the Independent Trustees in certain situations and which provides the procedures and presumptions with respect to such indemnification obligations.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

1

The Registrant will purchase an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 9 of the Investment Management Agreements (Exhibits 28(d)(1) and (2) to the Registration Statement) limits the liability of Lincoln Investment Advisors Corporation (LIAC or the “Adviser”) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by LIAC of its respective obligations and duties under the agreement. Certain other agreements to which the Trust is a party also contain indemnification provisions.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 16.		Exhibits
(1)	(a)	Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust(1)
	(b)	Certificate of Trust(24)
(2)		By-Laws of Lincoln Variable Insurance Products Trust, as amended(31)
(3)		Not applicable.
(4)		Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of this Registration Statement.
(5)	(a)	By-Laws of Lincoln Variable Insurance Products Trust, as amended, Articles II, VII and VIII(31)
	(b)	Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust, Articles III, V, and VI(1)
(5)	(a)(1)	Investment Management Agreement dated April 30, 2007, as amended, between Lincoln Variable Insurance Products Trust and Lincoln Investment Advisors Corporation(19)
	(a)(2)	Schedule A to the Investment Management Agreement between Lincoln Variable Insurance Products Trust and Lincoln Investment Advisors Corporation dated January 7, 2016(32)
	(b)	Investment Management Agreement dated June 5, 2007 between Lincoln Variable Insurance Products Trust and Lincoln Investment Advisors Corporation (LVIP Baron Growth Opportunities Fund)(4)
	(c)	Sub-Advisory Agreement dated April 30, 2014 between Lincoln Investment Advisors Corporation and AQR Capital Management, LLC (LVIP AQR Enhanced Global Strategies Fund)(27)
	(d)	Sub-Advisory Agreement dated June 5, 2007 between Lincoln Investment Advisors Corporation and BAMCO, Inc. (LVIP Baron Growth Opportunities Fund)(21)
	(e)	Sub-Advisory Agreement dated March 21, 2016 between Lincoln Investment Advisors Corporation and BlackRock Advisors, LLC (LVIP Government Money Market Fund)(32)

2

(f)	Sub-Advisory Agreement dated September 21, 2012 between Lincoln Investment Advisors Corporation and BlackRock Investment Management, LLC (LVIP BlackRock Emerging Markets Managed Volatility Fund, LVIP BlackRock Dividend Value Managed Volatility Fund, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, and LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund)(25)
(g)	Sub-Advisory Agreement dated April 30, 2010 between Lincoln Investment Advisors Corporation and BlackRock Financial Management, Inc. (LVIP BlackRock Inflation Protected Bond Fund)(21)
(h)(1)	Sub-Advisory Agreement dated April 30, 2014 between Lincoln Investment Advisors Corporation and BlackRock Investment Management, LLC (LVIP BlackRock Multi-Asset Income Fund and LVIP BlackRock U.S. Opportunities Managed Volatility Fund)(27)
(h)(1)	Form of Sub-Subadvisory Agreement dated April 30, 2014 between BlackRock Investment Management, LLC and BlackRock International Limited (LVIP BlackRock Multi-Asset Income Fund)(27)
(h)(3)	Form of Sub-Subadvisory Agreement dated April 30, 2014 between BlackRock Investment Management, LLC and BlackRock Asset Management North Asia Limited (LVIP BlackRock Multi-Asset Income Fund)(27)
(h)(4)	Form of Sub-Subadvisory Agreement dated April 30, 2014 between BlackRock Investment Management, LLC and BlackRock (Singapore) Limited (LVIP BlackRock Multi-Asset Income Fund)(27)
(i)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment Advisors Corporation and Wellington Management Company, LLP (LVIP Capital Growth Fund)(21)
(j)	Sub-Advisory Agreement dated September 28, 2012 between Lincoln Investment Advisors Corporation and CBRE Clarion Securities LLC (LVIP Clarion Global Real Estate Fund)(25)
(k)(1)	Sub-Advisory Agreement dated January 4, 2010 between Lincoln Investment Advisors Corporation and Delaware Management Company (LVIP Delaware Bond Fund, LVIP Delaware Social Awareness Fund, and LVIP Delaware Special Opportunities Fund)(21)
(k)(2)	Assignment effective June 30, 2013 to Delaware Investments Fund Advisers of Sub-Advisory Agreement between Lincoln Investment Advisors Corporation and Delaware Management Company (LVIP Delaware Bond Fund, LVIP Delaware Social Awareness Fund, and LVIP Delaware Special Opportunities Fund) (26)
(l)	Sub-Advisory Agreement dated October 1, 2014 between Lincoln Investment Advisors Corporation and Delaware Investments Fund Advisers (LVIP Delaware Foundation Conservative Allocation Fund, LVIP Delaware Foundation Moderate Allocation Fund, LVIP Delaware Foundation Aggressive Allocation Fund)(31)
(m)(1)	Sub-Advisory Agreement dated May 1, 2010 between Lincoln Investment Advisors Corporation and Delaware Management Company (LVIP Delaware Diversified Floating Rate Fund)(21)
(m)(2)	Assignment effective June 30, 2013 to Delaware Investments Fund Advisers of Sub-Advisory Agreement between Lincoln Investment Advisors Corporation and Delaware Management Company (LVIP Delaware Diversified Floating Rate Fund) (26)
(n)	Sub-Advisory Agreement dated April 30, 2015 between Lincoln Investment Advisors Corporation and Dimensional Fund Advisors LP (LVIP Dimensional U.S. Core Equity 1 Fund, LVIP Dimensional U.S. Core Equity 2 Fund and LVIP Dimensional International Core Equity Fund)(30)

3

(o)(1)	Sub-Advisory Agreement dated April 30, 2014 between Lincoln Investment Advisors Corporation and Franklin Advisers, Inc. (LVIP Franklin Templeton Multi-Asset Opportunities Fund and LVIP Franklin Templeton Global Equity Managed Volatility Fund)(27)
(o)(2)	Sub-Subadvisory Agreement dated April 30, 2014 between Franklin Advisers, Inc. and K2 Advisors LLC (LVIP Franklin Templeton Multi-Asset Opportunities Fund)(27)
(o)(3)	Sub-Subadvisory Agreement dated April 30, 2014 between Franklin Advisers, Inc. and Templeton Investment Counsel, LLC (LVIP Franklin Templeton Multi-Asset Opportunities Fund)(27)
(o)(4)	Sub-Subadvisory Agreement dated April 30, 2014 between Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC (LVIP Franklin Templeton Multi-Asset Opportunities Fund)(27)
(p)	Sub-Advisory Agreement dated May 1, 2009 between Lincoln Investment Advisors Corporation and Franklin Advisers, Inc. (LVIP Global Income Fund)(21)
(q)	Sub-Advisory Agreement dated January 27, 2016 between Lincoln Investment Advisors Corporation and Franklin Advisory Services, LLC (LVIP Franklin Templeton Global Equity Managed Volatility Fund) (32)
(r)	Sub-Advisory Agreement dated January 27, 2016 between Lincoln Investment Advisors Corporation and Franklin Mutual Advisers, LLC (LVIP Franklin Templeton Global Equity Managed Volatility Fund) (32)
(s)	Sub-Advisory Agreement effective May 1, 2016 between Lincoln Investment Advisors Corporation and Milliman Financial Risk Management LLC (LVIP Managed Risk Funds)(32)
(t)	Sub-Advisory Agreement dated July 12, 2011 between Lincoln Investment Advisors Corporation and Mondrian Investment Partners Limited (LVIP Global Income Fund)(21)
(u)	Sub-Advisory Agreement dated April 30, 2014 between Lincoln Investment Advisors Corporation and Goldman Sachs Asset Management, L.P. (LVIP Goldman Sachs Income Builder Fund)(27)
(v)	Sub-Advisory Agreement dated April 30, 2015 between Lincoln Investment Advisors Corporation and Ivy Investment Management Company (LVIP Blended Mid-Cap Managed Volatility Fund)(30)
(w)	Sub-Advisory Agreement dated April 30, 2010 between Lincoln Investment Advisors Corporation and JPMorgan Investment Management Inc. (LVIP JPMorgan High Yield Fund)(21)
(x)	Sub-Advisory Agreement dated September 21, 2012 between Lincoln Investment Advisors Corporation and JPMorgan Investment Management Inc. (LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund)(25)
(y)	Sub-Advisory Agreement dated October 1, 2010 between Lincoln Investment Advisors Corporation and Massachusetts Financial Services Company (LVIP MFS International Growth Fund)(21)
(z)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment Advisors Corporation and Massachusetts Financial Services Company (LVIP MFS Value Fund)(21)
(aa)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment Advisors Corporation and Wellington Management Company, LLP (LVIP Wellington Mid-Cap Value Fund)(21)
(bb)	Sub-Advisory Agreement dated July 12, 2011 between Lincoln Investment Advisors Corporation and Mondrian Investment Partners Limited (LVIP Mondrian International Value Fund)(21)

4

	(cc)	Sub-Advisory Agreement dated April 30, 2014 between Lincoln Investment Advisors Corporation and Pacific Investment Management Company LLC (LVIP PIMCO Low Duration Bond Fund)(27)
	(dd)	Sub-Advisory Agreement dated April 30, 2008 between Lincoln Investment Advisors Corporation and SSGA Funds Management, Inc. (LVIP SSGA S&P 500 Index Fund, LVIP SSGA Bond Index Fund, LVIP SSGA Small-Cap Index Fund, LVIP SSGA International Index Fund, LVIP SSGA Large-Cap 100 Fund, LVIP SSGA Small-Mid Cap 200 Fund, LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, and LVIP SSGA Mid-Cap Index Fund)(21)
	(ee)	Sub-Advisory Agreement dated September 21, 2012 between Lincoln Investment Advisors Corporation and SSGA Funds Management, Inc. (LVIP SSGA Global Tactical Allocation Managed Volatility Fund)(25)
	(ff)	Sub-Advisory Agreement effective May 1, 2016 between Lincoln Investment Advisors Corporation and SSGA Funds Management, Inc. (LVIP Managed Volatility Funds)(32)
	(gg)	Sub-Advisory Agreement dated February 8, 2016 between Lincoln Investment Advisors Corporation and T. Rowe Price Associates, Inc. (LVIP Blended Mid Cap Managed Volatility Fund)(32)
	(hh)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment Advisors Corporation and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price Growth Stock Fund)(21)
	(ii)	Sub-Advisory Agreement dated April 30, 2007 between Lincoln Investment Advisors Corporation and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price Structured Mid-Cap Growth Fund)(21)
	(jj)	Sub-Advisory Agreement dated September 21, 2012 between Lincoln Investment Advisors Corporation and Templeton Investment Counsel, LLC (LVIP Franklin Templeton Global Equity Managed Volatility Fund)(25)
	(kk)	Sub-Advisory Agreement dated September 21, 2012 between Lincoln Investment Advisors Corporation and UBS Global Asset Management (Americas) Inc. (LVIP Blended Large Cap Growth Managed Volatility Fund)(25)
	(ll)	Sub-Advisory Agreement dated October 1, 2014 between Lincoln Investment Advisors Corporation and Jackson Square Partners, LLC (LVIP Delaware Foundation® Aggressive Allocation Fund, LVIP Delaware Foundation® Moderate Allocation Fund, and LVIP Delaware Foundation® Conservative Allocation Fund)(30)
	(mm)	Sub-Advisory Agreement dated February 8, 2016 between Lincoln Investment Advisors Corporation and Wellington Management Company, LLP (LVIP Blended Large Cap Growth Managed Volatility Fund)(32)
	(nn)(1)	Advisory Fee Waiver Agreement dated March 7, 2013 between Lincoln Investment Advisors Corporation and Lincoln Variable Insurance Products Trust(25)
	(nn)(2)	Schedule A to the Advisory Fee Waiver Agreement dated March 10, 2016(32)
(7)		Principal Underwriting Agreement dated January 1, 2012 between Lincoln Variable Insurance Products Trust and Lincoln Financial Distributors, Inc.(19)
(8)		Not applicable.
(9)	(a)(1)	Mutual Fund Custody and Services Agreement dated August 31, 2007, as amended, between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A.(18)
	(a)(2)	Amendment dated March 11, 2014 to the Mutual Fund Custody and Services Agreement between Lincoln Variable Insurance Products Trust and The Bank of New York Mellon (formerly Mellon Bank, N.A.)(27)
(10)	(a)	Service Class Distribution and Service Plan(23)

5

	(b)(1)	Distribution Services Agreement dated May 1, 2008, as amended August 27, 2012, between Lincoln Variable Insurance Products Trust and Lincoln Financial Distributors, Inc.(23)
	(b)(2)	Schedule A dated April 13, 2016 to Distribution Services Agreement dated May 1, 2008, as amended August 27, 2012, between Lincoln Variable Insurance Products Trust and Lincoln Financial Distributors, Inc.(32)
(11)		Opinion and Consent of Dechert LLP (as to the legality of the securities being registered)(33)
(12)		Opinion and Consent of Dechert LLP (as to certain tax consequences)(34)
(13)	(a)(1)	Fund Accounting and Financial Administration Services Agreement dated October 1, 2007, as amended, between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A.(7)
	(a)(2)	Amendment dated March 11, 2014 to the Fund Accounting and Financial Administration Services Agreement between Lincoln Variable Insurance Products Trust and The Bank of New York Mellon (formerly Mellon Bank, N.A.)(27)
	(b)	Administration Agreement dated January 1, 2015, as amended, between Lincoln Variable Insurance Products Trust and The Lincoln National Life Insurance Company(29)
	(c)	Form of Indemnification Agreement(19)
	(d)(1)	Consulting Agreement dated August 1, 2010, as amended, between Lincoln Investment Advisors Corporation and Wilshire Associates Incorporated(12)
	(d)(2)	Amendment to Consulting Agreement dated November 1, 2011 (Wilshire)(17)
	(e)	Consulting Agreement dated April 29, 2011 between Lincoln Investment Advisors Corporation and Dimensional Fund Advisors LP (LVIP Dimensional/Vanguard Total Bond Fund)(20)
	(f)	Consulting Agreement dated April 29, 2011 between Lincoln Investment Advisors Corporation and The Vanguard Group Inc. (LVIP Vanguard International Equity ETF Fund, LVIP Vanguard Domestic Equity ETF Fund, and LVIP Dimensional/Vanguard Total Bond Fund)(20)
	(g)	Administrative Services Agreement effective July 30, 2010 between Capital Research and Management Company and Lincoln Investment Advisors Corporation(16)
	(h)(1)	Fund Participation Agreement dated May 1, 2003, as amended, between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust(8)
	(h)(2)	Amendment effective May 1, 2014 to Fund Participation Agreement (Lincoln Life)(27)
	(i)(1)	Fund Participation Agreement dated May 1, 2003, as amended, between Lincoln Life & Annuity Company of New York and Lincoln Variable Insurance Products Trust(9)
	(i)(2)	Amendment effective May 1, 2014 to Fund Participation Agreement (Lincoln New York)(27)
	(j)	Fund Participation Agreement dated June 5, 2007 between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation, and First-Great West Life & Annuity Insurance Company (LVIP Baron Growth Opportunities Fund)(4)
	(k)	Fund Participation Agreement dated June 5, 2007 between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation, and Nationwide Financial Services, Inc. (LVIP Baron Growth Opportunities Fund)(4)
	(l)	Fund Participation Agreement dated June 5, 2007 between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation, and New York Life Insurance and Annuity Corporation (LVIP Baron Growth Opportunities Fund)(4)

6

	(m)	Fund Participation Agreement dated June 5, 2007 between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors and RiverSource Life Insurance Company (LVIP Baron Growth Opportunities Fund)(4)
	(n)	Fund Participation Agreement dated June 5, 2007 between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation, and Standard Insurance Company (LVIP Baron Growth Opportunities Fund)(4)
	(o)	Fund Participation Agreement dated July 30, 2010, as amended, between Lincoln Variable Insurance Products Trust, The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln Investment Advisors Corporation, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company (LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, and LVIP American Income Allocation Fund)(16)
	(p)	Fund Participation Agreement dated June 12, 2009 between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Lincoln Investment Advisors Corporation, and AIG Life Insurance Company (LVIP Delaware Foundation Moderate Allocation Fund)(14)
	(q)(1)	Fund Participation Agreement dated June 12, 2009 between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Lincoln Investment Advisors Corporation, and American International Life Assurance Company of New York (LVIP Delaware Foundation Moderate Allocation Fund)(14)
	(q)(2)	Assignment dated November 30, 2010 of Fund Participation Agreement dated June 12, 2009 between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Lincoln Investment Advisors Corporation, and American International Life Assurance Company of New York to United States Life Insurance Company in the City of New York (LVIP Delaware Foundation Moderate Allocation Fund)(14)
	(r)	Fund Participation Agreement dated May 28, 2009 between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Lincoln Investment Advisors Corporation, and Commonwealth Annuity and Life Insurance Company (LVIP Delaware Foundation Moderate Allocation Fund)(14)
	(s)	Fund Participation Agreement dated May 28, 2009 between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Lincoln Investment Advisors Corporation, and First Allmerica Financial Life Insurance Company (LVIP Delaware Foundation Moderate Allocation Fund)(14)
	(t)	Master Fund Participation Agreement dated June 30, 2010 between Lincoln Variable Insurance Products Trust, The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company (LVIP American Growth Fund, LVIP American Growth-Income Fund, LVIP American International Fund, LVIP American Global Growth Fund, and LVIP American Small Capitalization Fund)(15)
	(u)(1)	Form of Fund of Funds Participation Agreement Pursuant to SEC Exemptive Order under Section 12 of the Investment Company Act of 1940 (27)
	(u)(2)	Form of Fund of Funds Operational Participation Agreement(27)
	(v)(1)	Expense Limitation Agreement dated March 7, 2013 between Lincoln Investment Advisors Corporation and Lincoln Variable Insurance Products Trust(25)
	(v)(2)	Schedule A to the Expense Limitation Agreement dated March 11, 2015(32)
(14)		Consent of Ernst & Young LLP(33)
(15)		Not applicable.

7

(16)		Power of Attorney(33)
(17)	(a)	Form of Proxy Card(33)

(1)	Filed with Post-Effective Amendment No. 13 (File No. 33-70742) on April 4, 2003, and incorporated herein by reference.
(2)	Filed with Post-Effective Amendment No. 19 (File No. 33-70742) on April 5, 2006, and incorporated herein by reference.
(3)	Filed with Post-Effective Amendment No. 33 (File No. 33-70742) on April 17, 2007, and incorporated herein by reference.
(4)	Filed with Post-Effective Amendment No. 41 (File No. 33-70742) on April 15, 2008, and incorporated herein by reference.
(5)	Filed with Post-Effective Amendment No. 43 (File No. 33-70742) on June 5, 2008, and incorporated herein by reference.
(6)	Filed with Post-Effective Amendment No. 51 (File No. 33-70742) on December 22, 2008, and incorporated herein by reference.
(7)	Filed with Post-Effective Amendment No. 59 (File No. 33-70742) on March 20, 2009, and incorporated herein by reference.
(8)	Filed with Post-Effective Amendment No. 21 (File No. 333-68842) on Form N-4 on April 3, 2009, and incorporated herein by reference.
(9)	Filed with Post-Effective Amendment No. 6 (File No. 333-145531) on Form N-4 on April 9, 2009, and incorporated herein by reference.
(10)	Filed with Post-Effective Amendment No. 69 (File No. 33-70742) on January 25, 2010, and incorporated herein by reference.
(11)	Filed with Post-Effective Amendment No. 82 (File No. 33-70742) on April 15, 2010, and incorporated herein by reference.
(12)	Filed with Post-Effective Amendment No. 92 (File No. 33-70742) on July 30, 2010, and incorporated herein by reference.
(13)	Filed with Post-Effective Amendment No. 98 (File No. 33-70742) on April 6, 2011, and incorporated herein by reference.
(14)	Filed with Post-Effective Amendment No. 99 (File No. 33-70742) on April 6, 2011, and incorporated herein by reference.
(15)	Filed with Post-Effective Amendment No. 103 (File No. 33-70742) on April 12, 2011, and incorporated herein by reference.
(16)	Filed with Post-Effective Amendment No. 104 (File No. 33-70742) on April 12, 2011, and incorporated herein by reference.
(17)	Filed with Post-Effective Amendment No. 121 (File No. 33-70742) on January 24, 2012, and incorporated herein by reference.
(18)	Filed with Post-Effective Amendment No. 123 (File No. 33-70742) on March 1, 2012, and incorporated herein by reference.
(19)	Filed with Post-Effective Amendment No. 125 (File No. 33-70742) on April 9, 2012, and incorporated herein by reference.
(20)	Filed with Post-Effective Amendment No. 129 (File No. 33-70742) on April 11, 2012, and incorporated herein by reference.
(21)	Filed with Post-Effective Amendment No. 132 (File No. 33-70742) on April 30, 2012, and incorporated herein by reference.
(22)	Filed with Post-Effective Amendment No. 139 (File No. 33-70742) on June 13, 2012, and incorporated herein by reference.
(23)	Filed with Post-Effective Amendment No. 141 (File No. 33-70742) on August 27, 2012, and incorporated herein by reference.
(24)	Filed with Post-Effective Amendment No. 143 (File No. 33-70742) on January 7, 2013, and incorporated herein by reference.

8

(25)	Filed with Post-Effective Amendment No. 145 (File No. 33-70742) on April 30, 2013, and incorporated herein by reference.
(26)	Filed with Post-Effective Amendment No. 150 (File No. 33-70742) on January 27, 2014 and incorporated herein by reference.
(27)	Filed with Post-Effective Amendment No. 153 (File No. 33-70742) on April 30, 2014 and incorporated herein by reference.
(28)	Filed with Post-Effective Amendment No. 155 (File No. 33-70742) on August 26, 2014 and incorporated herein by reference.
(29)	Filed with Post-Effective Amendment No. 157 (File No. 33-70742) on January 6, 2015 and incorporated herein by reference.
(30)	Filed with Post-Effective Amendment No. 162 (File No. 33-70742) on April 30, 2015 and incorporated herein by reference.
(31)	Filed with Post-Effective Amendment No. 164 (File No. 33-70742) on January 8, 2016 and incorporated herein by reference.
(32)	Filed with Post-Effective Amendment No. 168 (File No. 33-70742) on April 29, 2016 and incorporated herein by reference.
(33)	Filed herewith.
(34)	To be filed by amendment.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its Registration Statement on Form N-14 filed with the SEC upon the closing of the reorganizations contemplated by this Registration Statement on Form N-14.

9

SIGNATURE PAGE

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Fort Wayne and State of Indiana on the 20th day of May, 2016

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Jill R. Whitelaw
Jill R. Whitelaw
Attorney-in-Fact for the Registrant

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in their capacities indicated on May 20, 2016.

Signature	Title

*/s/ Ellen Cooper	Chairman of the Board and Trustee
Ellen Cooper

*/s/ Jayson Bronchetti	President
Jayson Bronchetti	(Principal Executive Officer)

*/s/ William P. Flory, Jr.	Chief Accounting Officer
William P. Flory, Jr.	(Principal Accounting Officer and Principal Financial Officer)

*/s/ Steve A. Cobb	Trustee
Steve A. Cobb

*/s/ Elizabeth S. Hager	Trustee
Elizabeth S. Hager

*/s/ Gary D. Lemon	Trustee
Gary D. Lemon

*/s/ Thomas A. Leonard	Trustee
Thomas A. Leonard

*/s/ Thomas D. Rath	Trustee
Thomas D. Rath

*/s/ Pamela L. Salaway	Trustee
Pamela L. Salaway

*/s/ Kenneth G. Stella	Trustee
Kenneth G. Stella

*/s/ David H. Windley	Trustee
David H. Windley

By: /s/ Jill R. Whitelaw	Attorney-in-Fact
Jill R. Whitelaw

*Pursuant to a Power of Attorney filed herewith.

Index to Exhibits

Item Number	Item

(11)	Opinion and Consent of Dechert LLP

(14)	Consent of Ernst & Young LLP

(16)	Power of Attorney

(17)(a)	Form of Proxy Card